UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22987

Pioneer ILS Interval Fund

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  October 31, 2021

Date of reporting period: November 1, 2020 through October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer ILS
Interval Fund

Annual Report | October 31, 2021

Ticker Symbol: XILSX

visit us: www.amundi.com/us

Pioneer ILS Interval Fund | Annual Report | 10/31/21 1

President’s Letter

Dear Shareholders,

The past year and a half has created unprecedented challenges for investors, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. As we move into the final months of 2021, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during the first half of this calendar year. The passage of two additional fiscal stimulus packages by US lawmakers last December and January also helped drive a strong market rally. However, the emergence of highly infectious variants of the virus has caused a recent spike in cases and hospitalizations, especially outside of the US. That development has contributed to a slowdown in the global economic recovery, as some foreign governments have reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines.

In the US, while performance of most asset classes, especially equities, has been positive for the year to date, volatility has been high, and the third quarter of 2021 saw negative returns for several stock market indices. Investors’ concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility.

Despite those concerns and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time.

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and our employees have returned to the office as of mid-October. I am proud of the careful planning that has taken place.

2 Pioneer ILS Interval Fund | Annual Report | 10/31/21

Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

December 2021

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer ILS Interval Fund | Annual Report | 10/31/21 3

Portfolio Management Discussion | 10/31/21

In the following interview, Chin Liu discusses the factors that affected the performance of the Pioneer ILS Interval Fund during the 12-month period ended October 31, 2021. Mr. Liu, Managing Director, Director of Insurance-Linked Securities (ILS) and Quantitative Research, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund, along with P. Campbell Brown, a vice president and a portfolio manager at Amundi US.

Q	How did the Fund perform during the 12-month period ended October 31, 2021?
A	Pioneer ILS Interval Fund returned -0.11% at net asset value (NAV) during the 12-month period ended October 31, 2021, while the Fund’s benchmark, the ICE Bank of America (ICE BofA) 3-month US Treasury Bill Index, returned 0.06%.
Q	What were the principal factors that affected the market for insurance-linked securities (ILS), and the Fund’s performance, during the 12-month period ended October 31, 2021?
A	The ILS market was fairly quiet in the first half of the 12-month period, with few major claims-triggering events, positive rate-on-line (ROL) increases, and orderly market conditions. (ROL is the ratio of premium paid to loss recoverable in a reinsurance contract. Simply put, ROL represents how much money an insurer must commit in order to obtain reinsurance coverage.) Other than Winter Storm Uri, which hit Texas in February 2021 and led to insured losses, favorable trends across the industry characterized the first six months of the Fund’s annual reporting period.

The favorable trends included:

•	Continued ROL improvements for many perils and geographies
•	Improved terms and conditions for contracts, most notably around communicable-disease exclusions and cyber-security
•	Market and capacity dislocations that have been creating market imbalances, thus potentially leading to opportunistic investment transactions
•	Continuous improvements in risk modeling, more rigorous underwriting, and claims-management discipline

In the second half of the 12-month period, however, two loss events led to weaker market performance, and the Fund's exposures to those events had a negative effect on its total return for the period. First, severe flooding in Germany in July 2021 led to estimated losses of $11 billion to

4 Pioneer ILS Interval Fund | Annual Report | 10/31/21

$15 billion due to damage to infrastructure, property, and vehicles. The second triggering event was Hurricane Ida, which made landfall as a Category 4 hurricane in Louisiana on August 29, 2021. The storm subsequently transitioned into a post-tropical cyclone as it travelled through the northeast United States, breaking multiple rainfall records in various locations. As of the close of the 12-month period, total estimated losses from the hurricane stood in a range from $30 billion to $35 billion.

The summer of 2021 also brought wildfires across the western US states. It is important to note that reinsurance losses have continued to have a close correlation to structures destroyed and, similar to hurricanes, the location of the property damage as opposed to acreage burned. The reinsurance market experienced minimal losses from the fires, with most of the losses retained by the primary insurance companies. The most destructive fires in 2021 damaged or destroyed approximately 2,000 structures. In general, the losses resulting from any single fire event with less than 2,000 structures affected typically have fallen on the individual insurance companies, and therefore have not had an effect on the reinsurance market. Notably, following the experiences associated with the severe 2017 and 2018 fires, firefighting resources have begun responding in a very aggressive fashion. For example, many utility providers have been shutting off power to thousands of residents in an attempt to avoid the possibility that the utility equipment could create sources of ignition during times of greater fire risk. In addition, states have been more proactive when issuing evacuation orders, thus allowing firefighters to place more focus on protecting property rather than on life-saving activities.

The Fund experienced performance similar to that of the overall ILS market during the period. From November 2020 through July 2021, the Fund showed gains in eight of those nine months, but posted losses in August and September 2021, due primarily to the aforementioned portfolio exposures to Hurricane Ida and the European floods, which helped push the Fund’s total return for the full 12-month period into negative territory. Historically, approximately 60% to 70% of the annual return for the broader ILS asset class has come in the latter part of years when overall losses have been limited. However, the nature and timing of both Hurricane Ida and the European floods disrupted that return pattern during the Fund’s annual reporting period.

Q	How would you characterize your investment strategy during the 12-month period ended October 31, 2021?
A	During the period, we maintained a steady approach that sought to keep the portfolio well diversified* across different regions and perils, focusing on sponsor quality and deal structure, while trying to avoid investments
*	Diversification does not assure a profit nor protect against loss.

Pioneer ILS Interval Fund | Annual Report | 10/31/21 5

in the riskiest parts of the ILS market. Our goals are to have the portfolio broadly reflect the risks and returns associated with the reinsurance industry, to collect sufficient premiums in an effort to offset a reasonable level of losses, and to deliver an attractive return for the Fund’s investors.

We have typically not invested the Fund in every new ILS deal; instead, we have continued to employ a comprehensive due diligence process to evaluate each investment for the appropriate structure as well as potential alignment of interest between the Fund and the ceding insurer. We have remained sponsor-agnostic, meaning that there are no direct affiliations or ownership conditions in place with a reinsurer. We believe that policy may help avoid potential conflicts of interest and could help limit the Fund’s exposures to the idiosyncratic risks associated with holding large positions with one reinsurer. We focus on the ILS market as a whole, attempting to add value through our security selection process, by paying rigorous attention to sourcing investments that offer what we believe are attractive yields, and through careful management of the portfolio’s risk profile.

More broadly speaking, we believe ILS may represent a continued source of diversification for certain investors, especially during a time featuring elevated equity valuations, an ongoing low-interest-rate environment, and tight yield spreads in the bond market’s credit-sensitive sectors.

Q	Did the Fund have any exposure to derivative securities during the 12-month period ended October 31, 2021? If so, did the derivatives have any effect on performance?
A	We invested the portfolio in some forward foreign currency contracts in an effort to hedge the risk of having investments denominated in non-US dollar currencies. The contracts had no material impact on the Fund’s results during the 12-month period.
Q	What factors affected the Fund’s distributions** to shareholders during the 12-month period ended October 31, 2021?
A	The Fund does not distribute income monthly. Instead, distributions are determined each year based on the premiums earned from the portfolio’s investments over the previous 12 months. In November 2020, the Fund paid a dividend** of $0.4416 per share, which compared with the November 2019 dividend of $0.5517 per share.
**	Distributions/dividends are not guaranteed.

6 Pioneer ILS Interval Fund | Annual Report | 10/31/21

Q	How would you characterize the pricing environment in the ILS market during the 12-month period ended October 31, 2021, and its effects on the Fund’s positioning as of period-end?
A	Pricing in the ILS market was quite favorable during the period, with meaningful improvements in the January, April, and June 2021 renewal periods. Renewals occurred in an orderly manner, as there was sufficient capital supply in the market. While the ROL increases are important to understand, in our view, they only provide one part of the equation that we evaluate when choosing the Fund’s investments. We also consider the potential risks, loss probabilities, and contract terms associated with each investment opportunity. By evaluating those factors in an integrated fashion, using both quantitative and qualitative research and modeling, we believe we have been prudently managing the portfolio’s allocations in a way that allows us to seek attractive returns. Beyond the pricing improvement, we have continued to focus on the terms and conditions offered with each transaction. When possible, we have used the renewal periods to enhance the terms and conditions for many of the Fund’s investments.

We believe one of the key aspects to our ILS investment philosophy is being format/instrument agnostic. There are four primary formats/instruments that transfer risk and returns from insurers into the capital markets: catastrophe bonds (CAT Bonds), collateralized reinsurance, industry-loss warranties, and quota shares. Each instrument has unique characteristics and features that require full analysis from both a quantitative and qualitative perspective. Our vehicle-agnostic approach led us to allocate more of the Fund’s assets into quota share and collateralized reinsurance during the 12-month period, rather than into CAT Bonds and warranties, as we saw better risk/return characteristics in the other two areas. In contrast, a supply/demand imbalance in the CAT Bond market during the period resulted in spread (yield) tightening as well as upsizing of transactions within that investment format. Our previous experience has suggested that a diversified portfolio could come with higher return potential, as compared to the return potential offered by a portfolio with a heavy concentration in CAT Bonds, thus making for a compelling trade-off, in our view.

During the period, we sought to take advantage of the favorable backdrop to “move up” the portfolio into slightly more remote risk layers within collateralized reinsurance, while still seeking what we viewed as attractive levels of compensation. We have maintained stable peril and geographic allocations within the portfolio, which is consistent with our overall investment philosophy and goals in managing the Fund.

Pioneer ILS Interval Fund | Annual Report | 10/31/21 7

Please refer to the Schedule of Investments on pages 14–29 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment.

The Fund is not a complete investment program.

The Fund is operated as an interval fund, meaning the Fund will seek to conduct quarterly repurchase offers for a percentage of the Fund’s outstanding shares. Although the Fund will make quarterly repurchase offers, the Fund’s shares should be considered illiquid.

The Fund invests primarily in insurance-linked securities (“ILS”). ILS include event-linked bonds, quota share instruments (also known as “reinsurance sidecars”), collateralized reinsurance investments, industry loss warranties and other insurance and reinsurance-related securities.

The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of the security. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount.

ILS may expose the Fund to other risks, including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. The Fund has limited transparency into the individual contracts underlying certain ILS, which may make the risk assessment of such securities more difficult.

The size of the ILS market may change over time, which may limit the availability of ILS for investment. The availability of ILS in the secondary market may also be limited.

ILS in which the Fund invests may have limited liquidity or may be illiquid and, therefore, may be impossible or difficult to purchase, sell, or unwind. ILS also may be difficult to value.

The values of Fund holdings may go up or down, due to market conditions, inflation, changes in interest or currency rates, lack of liquidity in the financial markets or adverse investor sentiment.

8 Pioneer ILS Interval Fund | Annual Report | 10/31/21

Investments in high yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity, and possibility of default.

When interest rates rise, the prices of fixed income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities held by the Fund will generally rise.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

The Fund may use derivatives, such as swaps, inverse floating-rate obligations and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the Fund’s performance. Derivatives may have a leveraging effect.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.

To the extent the Fund invests a significant percentage of its assets in a single industry, such as the financial segment, the Fund may be particularly susceptible to adverse economic, regulatory or other events affecting that industry and may be more risky than a Fund that does not concentrate in an industry.

As a non-diversified Fund, the Fund can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the Fund’s losses from adverse events affecting a particular issuer.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully. There is no assurance that these and other strategies used by the Fund will be successful.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer ILS Interval Fund | Annual Report | 10/31/21 9

Portfolio Summary | 10/31/21

10 Pioneer ILS Interval Fund | Annual Report | 10/31/21

10 Largest Holdings
(As a percentage of total investments)*
1.	Berwick Re 2021-1, 12/31/24	5.44%
2.	Gullane Re 2021, 12/31/24	5.05
3.	Merion Re 2021-2, 12/31/24	4.60
4.	Thopas Re 2021, 12/31/24	4.05
5.	Sussex Re 2021-1, 12/31/24	3.53
6.	Torricelli Re 2021, 7/31/25	3.03
7.	Bantry Re 2021, 12/31/24	3.02
8.	Pangaea Re 2021-3, 7/1/25	2.82
9.	Holy Head Re 2021, 12/31/21	2.53
10.	Eden Re II, 3/21/25 (144A)	2.49

*	Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer ILS Interval Fund | Annual Report | 10/31/21 11

Prices and Distributions | 10/31/21

Net Asset Value

	10/31/21	10/31/20
Net Asset Value	$8.43	$8.88

Distributions*

	Net Investment	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains
11/1/20–10/31/21	$0.4416	$ —	$ —

*	The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Fund during the period.

The data shown above represents past performance, which is no guarantee of future results.

Index Definition

The ICE Bank of America (ICE BofA) 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days, that assumes reinvestment of all income. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” chart appearing on page 13.

12 Pioneer ILS Interval Fund | Annual Report | 10/31/21

Performance Update | 10/31/21

Investment Returns

The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer ILS Interval Fund during the periods shown, compared to that of the ICE Bank of America (ICE BofA) 3-Month U.S. Treasury Bill Index.

Average Annual Total Returns
(As of October 31, 2021)
	Net	ICE BofA
	Asset	3-Month
	Value	U.S. Treasury
Period	(NAV)	Bill Index
Life of Class
(12/17/2014)	2.59%	0.83%
5 Years	0.24	1.15
1 Year	-0.11	0.06

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross
1.93%

Call 1-844-391-3034 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Performance, including short-term performance, is not indicative of future results. All results are historical and assume the reinvestment of dividends and capital gains.

The Fund has no sales charges. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions.

Please refer to the financial highlights for a more current expense ratio.

Pioneer ILS Interval Fund | Annual Report | 10/31/21 13

Schedule of Investments | 10/31/21

Principal
Amount USD ($)		Value
UNAFFILIATED ISSUERS — 99.6%
INSURANCE-LINKED SECURITIES — 99.6% of
Net Assets#
Catastrophe Linked Bonds — 24.6%
Earthquakes – California — 0.0%†
300,000(a)	Ursa Re, 5.791% (3 Month U.S. Treasury Bill +
	575 bps), 12/10/22 (144A)	$ 306,840
Earthquakes – Japan — 0.2%
1,750,000(a)	Nakama Re, 3.0% (3 Month USD LIBOR + 300 bps),
	4/13/23 (144A)	$ 1,754,375
Earthquakes – Mexico — 0.0%†
250,000(a)	International Bank for Reconstruction & Development,
	3.534% (3 Month USD LIBOR + 350 bps), 3/13/24 (144A)	$ 252,950
Earthquakes – U.S. — 0.8%
2,000,000(a)	Merna Reinsurance II Ltd., 3.791% (3 Month U.S. Treasury
	Bill + 375 bps), 4/5/24 (144A)	$ 2,025,400
2,500,000(a)	Sakura Re, Ltd., 4.041% (3 Month U.S. Treasury Bill +
	400 bps), 4/7/25 (144A)	2,543,000
3,500,000(a)	Torrey Pines Re Pte, 5.291% (3 Month U.S. Treasury Bill +
	525 bps), 6/7/24 (144A)	3,531,150
$ 8,099,550
Earthquakes – U.S. & Canada — 0.6%
5,500,000(a)	Acorn Re Ltd., 2.541% (3 Month U.S. Treasury Bill +
	250 bps), 11/7/24 (144A)	$ 5,499,450
Earthquakes – U.S. Multistate — 0.2%
1,750,000(a)	Sierra, Ltd. 2021-1, 2.741% (3 Month U.S. Treasury Bill +
	270 bps), 1/31/24 (144A)	$ 1,755,250
Inland Flood – U.S. — 1.2%
500,000(a)	FloodSmart Re, 11.871% (1 Month U.S. Treasury Bill +
	1,183 bps), 3/7/22 (144A)	$ 488,750
7,450,000(a)	FloodSmart Re, 13.041% (3 Month U.S. Treasury Bill +
	1,300 bps), 3/1/24 (144A)	7,040,995
1,250,000(a)	FloodSmart Re, 15.121% (3 Month U.S. Treasury Bill +
	1,508 bps), 2/27/23 (144A)	1,216,375
3,000,000(a)	FloodSmart Re Ltd., 16.791% (3 Month U.S. Treasury Bill +
	1,675 bps), 3/1/24 (144A)	2,820,000
$ 11,566,120
Multiperil – Europe — 0.3%
EUR2,750,000(a)	Lion III Re DAC, 3.5% (3 Month EURIBOR +
	350 bps), 7/16/25 (144A)	$ 3,185,400
Multiperil – Florida — 0.1%
500,000(a)	Sanders Re II, 5.471% (3 Month U.S. Treasury Bill +
	543 bps), 6/7/23 (144A)	$ 506,250

The accompanying notes are an integral part of these financial statements.

14 Pioneer ILS Interval Fund | Annual Report | 10/31/21

Principal
Amount USD ($)		Value
	Multiperil – Japan — 0.4%
750,000(a)	Akibare Re, 2.031% (3 Month USD LIBOR + 190 bps),
	4/7/22 (144A)	$ 752,925
2,250,000(a)	Akibare Re, 2.051% (3 Month USD LIBOR + 193 bps),
	4/7/22 (144A)	2,259,000
750,000(a)	Umigame Re PTE Ltd., 2.291% (3 Month U.S. Treasury Bill +
	225 bps), 4/7/25 (144A)	756,900
500,000(a)	Umigame Re PTE Ltd., 4.791% (3 Month U.S. Treasury Bill +
	475 bps), 4/7/25 (144A)	507,800
		$ 4,276,625
	Multiperil – U.S. — 5.6%
2,750,000(a)(c)	Bowline Re, Series 2018-1, 4.801% (3 Month U.S.
	Treasury Bill + 476 bps), 5/23/22 (144A)	$ 2,797,850
750,000(a)	Caelus Re V, 0.141% (3 Month U.S. Treasury Bill +
	10 bps), 6/9/25 (144A)	75
1,600,000(a)	Caelus Re VI, 5.421% (3 Month U.S. Treasury Bill +
	538 bps), 6/7/23 (144A)	1,659,840
2,500,000(a)	Caelus Re VI, 5.421% (3 Month U.S. Treasury Bill +
	538 bps), 6/7/24 (144A)	2,618,000
2,500,000(a)	Easton Re Pte, 4.041% (3 Month U.S. Treasury Bill +
	400 bps), 1/8/24 (144A)	2,532,250
3,000,000(a)	Four Lakes Re, 7.041% (3 Month U.S. Treasury Bill +
	700 bps), 1/5/24 (144A)	3,044,100
3,000,000(a)	Four Lakes Re, 9.541% (3 Month U.S. Treasury Bill +
	950 bps), 1/5/24 (144A)	3,058,500
1,050,000(a)	Kilimanjaro II Re, 6.3% (6 Month USD LIBOR +
	630 bps), 4/21/22 (144A)	1,063,125
1,000,000(a)	Kilimanjaro II Re, 7.91% (6 Month USD LIBOR +
	791 bps), 4/21/22 (144A)	1,011,100
500,000(a)	Kilimanjaro Re, 13.61% (3 Month USD LIBOR +
	1,361 bps), 5/6/22 (144A)	500,200
366,992(a)	Residential Reinsurance 2016, 0.541% (3 Month U.S.
	Treasury Bill + 50 bps), 12/6/21 (144A)	18,350
2,500,000(a)	Residential Reinsurance 2017, 6.081% (3 Month U.S.
	Treasury Bill + 604 bps), 12/6/21 (144A)	2,503,500
1,700,000(a)	Residential Reinsurance 2017, 12.861% (3 Month U.S.
	Treasury Bill + 1,282 bps), 12/6/21 (144A)	1,700,510
1,250,000(a)	Residential Reinsurance 2018, 11.691% (3 Month U.S.
	Treasury Bill + 1,165 bps), 12/6/22 (144A)	1,240,375
2,500,000(a)	Residential Reinsurance 2019, 12.271% (3 Month U.S.
	Treasury Bill + 1,223 bps), 12/6/23 (144A)	2,486,000
2,250,000(a)	Residential Reinsurance 2020, 6.551% (3 Month U.S.
	Treasury Bill + 651 bps), 12/6/24 (144A)	2,315,025
250,000(b)	Residential Reinsurance 2020 Ltd., 12/6/21 (144A)	232,500
2,250,000(a)	Residential Reinsurance 2020 Ltd., 8.281% (3 Month U.S.
	Treasury Bill + 824 bps), 12/6/24 (144A)	2,276,550
1,250,000(a)	Residential Reinsurance 2021, 5.551%, 12/6/25 (144A)	1,250,000
6,500,000(a)	Residential Reinsurance 2021, 11.801%, 12/6/25 (144A)	6,500,000

The accompanying notes are an integral part of these financial statements.

Pioneer ILS Interval Fund | Annual Report | 10/31/21 15

Schedule of Investments | 10/31/21

(continued)

Principal
Amount USD ($)		Value
	Multiperil – U.S. — (continued)
10,050,000(a)	Sanders Re, 2.93% (6 Month USD LIBOR + 293 bps),
	12/6/21 (144A)	$ 10,054,020
3,000,000(a)	Sanders Re II, 4.401% (3 Month U.S. Treasury Bill +
	436 bps), 4/7/24 (144A)	3,083,100
2,500,000(a)	Sussex Re 2020-1, 7.791% (3 Month U.S. Treasury Bill +
	775 bps), 1/8/25 (144A)	2,584,250
250,000(a)	Tailwind Re 2017-1, 7.691% (3 Month U.S. Treasury Bill +
	765 bps), 1/8/22 (144A)	251,350
250,000(a)	Tailwind Re 2017-1, 9.501% (3 Month U.S. Treasury Bill +
	946 bps), 1/8/22 (144A)	251,800
		$ 55,032,370
	Multiperil – U.S. & Canada — 5.9%
4,750,000(a)	Hypatia, Ltd., 7.316% (3 Month U.S. Treasury Bill +
	728 bps), 6/7/23 (144A)	$ 5,014,100
5,000,000(a)	Hypatia, Ltd., 10.416% (3 Month U.S. Treasury Bill +
	1,038 bps), 6/7/23 (144A)	5,318,000
2,250,000(a)	Kilimanjaro III Re, 11.291% (3 Month U.S. Treasury Bill +
	1,125 bps), 4/21/25 (144A)	2,264,625
2,250,000(a)	Kilimanjaro III Re, 11.291% (3 Month U.S. Treasury Bill +
	1,125 bps), 4/20/26 (144A)	2,261,925
1,250,000(a)	Kilimanjaro III Re, Ltd., 4.291% (3 Month U.S. Treasury
	Bill + 425 bps), 4/21/25 (144A)	1,286,250
500,000(a)	Kilimanjaro III Re, Ltd., 4.291% (3 Month U.S. Treasury
	Bill + 425 bps), 4/20/26 (144A)	511,300
1,000,000(a)	Kilimanjaro III Re, Ltd., 4.541% (3 Month U.S. Treasury
	Bill + 450 bps), 4/21/25 (144A)	1,019,800
500,000(a)	Kilimanjaro III Re, Ltd., 4.541% (3 Month U.S. Treasury
	Bill + 450 bps), 4/20/26 (144A)	510,250
6,940,000(a)	Mona Lisa Re, 8.041% (3 Month U.S. Treasury Bill +
	800 bps), 1/9/23 (144A)	7,008,706
1,750,000(a)	Mona Lisa Re Ltd., 7.041% (3 Month U.S. Treasury Bill +
	700 bps), 7/8/25 (144A)	1,771,875
7,000,000(a)	Mystic Re IV, Ltd., 9.041% (3 Month U.S. Treasury Bill +
	900 bps), 1/8/24 (144A)	7,191,100
12,000,000(a)	Mystic Re IV Ltd., 9.996% (3 Month U.S. Treasury Bill +
	996 bps), 1/8/25 (144A)	12,121,200
7,000,000(a)	Mystic Re IV, Ltd., 19.498% (3 Month U.S. Treasury Bill +
	1,946 bps), 1/8/25 (144A)	6,993,000
1,500,000(a)	Riverfront Re Ltd., 4.291% (3 Month U.S. Treasury Bill +
	425 bps), 1/7/25 (144A)	1,517,400
3,500,000(a)	Vista Re, Ltd., 6.791% (3 Month U.S. Treasury Bill +
	675 bps), 5/21/24 (144A)	3,563,000
		$ 58,352,531
	Multiperil – U.S. Regional — 0.8%
250,000(a)	First Coast Re II Pte, 5.66% (3 Month U.S. Treasury Bill +
	566 bps), 6/7/23 (144A)	$ 255,550

The accompanying notes are an integral part of these financial statements.

16 Pioneer ILS Interval Fund | Annual Report | 10/31/21

Principal
Amount USD ($)		Value
Multiperil – U.S. Regional — (continued)
3,350,000(a)	Long Point Re III, 2.791% (3 Month U.S. Treasury Bill +
	275 bps), 6/1/22 (144A)	$ 3,371,775
4,000,000(a)	Matterhorn Re, 5.041% (3 Month U.S. Treasury Bill +
	500 bps), 1/8/24 (144A)	3,952,400
$ 7,579,725
Windstorm – Florida — 1.0%
7,000,000(a)	First Coast Re III Pte, Ltd., 6.041% (3 Month U.S. Treasury
	Bill + 600 bps), 4/7/25 (144A)	$ 7,194,600
1,000,000(a)	Integrity Re, 4.38% (3 Month USD LIBOR +
	438 bps), 6/10/22 (144A)	1,020,700
250,000(a)	Integrity Re II, 7.514% (3 Month USD LIBOR +
	749 bps), 4/12/23 (144A)	260,550
1,500,000(a)	Merna Reinsurance II Ltd., 5.541% (3 Month U.S. Treasury
	Bill + 550 bps), 7/8/24 (144A)	1,541,550
$ 10,017,400
Windstorm – Jamaica — 0.3%
3,000,000(a)	International Bank for Reconstruction & Development,
	4.5% (SOFRRATE + 445 bps), 12/29/23 (144A)	$ 3,029,400
Windstorm – Japan — 0.6%
1,000,000(a)	Akibare Re, 2.791% (3 Month U.S. Treasury Bill +
	275 bps), 4/7/24 (144A)	$ 1,015,700
4,750,000(a)	Sakura Re, Ltd., 2.291% (3 Month U.S. Treasury Bill +
	225 bps), 4/7/25 (144A)	4,845,950
$ 5,861,650
Windstorm – Mexico — 0.4%
2,000,000(a)	International Bank for Reconstruction & Development,
	6.64%, 3/13/24	$ 2,076,400
1,750,000(a)	International Bank for Reconstruction & Development,
10.034% (3 Month USD LIBOR + 1,000 bps),
	3/13/24 (144A)	1,814,225
$ 3,890,625
Windstorm – Texas — 1.3%
5,000,000(a)	Alamo Re II, 5.501% (1 Month U.S. Treasury Bill +
	546 bps), 6/8/23 (144A)	$ 5,252,500
7,250,000(a)	Alamo Re Ltd., 4.041% (3 Month U.S. Treasury Bill +
	400 bps), 6/7/24 (144A)	7,423,275
$ 12,675,775
Windstorm – U.S. Regional — 4.9%
2,250,000(a)	Cape Lookout Re, 4.191% (1 Month U.S. Treasury Bill +
	415 bps), 2/25/22 (144A)	$ 2,259,000
11,250,000(b)	Matterhorn Re, 12/7/21 (144A)	11,193,750
4,750,000(a)	Matterhorn Re, 4.326% (3 Month USD LIBOR +
	425 bps), 12/7/22 (144A)	4,838,825
9,500,000(a)	Matterhorn Re, 5.576% (3 Month USD LIBOR +
	550 bps), 12/7/22 (144A)	9,577,900

The accompanying notes are an integral part of these financial statements.

Pioneer ILS Interval Fund | Annual Report | 10/31/21 17

Schedule of Investments | 10/31/21

(continued)

Principal
Amount USD ($)		Value
	Windstorm – U.S. Regional — (continued)
5,600,000(a)	Matterhorn Re, 6.291% (3 Month U.S. Treasury Bill +
	625 bps), 12/7/21 (144A)	$ 5,610,080
250,000(a)	Matterhorn Re, 7.041% (3 Month U.S. Treasury Bill +
	700 bps), 12/7/21 (144A)	250,500
4,250,000(a)	Matterhorn Re, 7.541% (3 Month U.S. Treasury Bill +
	750 bps), 12/7/21 (144A)	4,268,275
10,500,000(a)	Matterhorn Re, 10.041% (3 Month U.S. Treasury Bill +
	1,000 bps), 12/7/21 (144A)	10,586,100
		$ 48,584,430
	Total Catastrophe Linked Bonds	$242,226,716

Face
Amount USD ($)		Value
	Collateralized Reinsurance — 15.2%
	Multiperil – U.S. — 3.7%
6,410,084+(c)(d)	Ballybunion Re, 2/28/23	$ 1,983,921
5,451,411+(c)	Ballybunion Re 2020-2, 5/31/24	—
13,163,629+(c)(d)	Ballybunion Re 2021, 1/31/25	13,568,750
12,927,561+(c)(d)	Ballybunion Re 2021-2, 6/30/25	12,927,561
1,250,000+(c)(d)	Dingle Re 2019, 2/1/23	25,657
1,535,000+(c)(d)	Dingle Re 2020, 12/31/22	1,587,946
15,703,476+(c)	Kingsbarn Re 2018, 5/19/21	1,570
4,994,779+(c)(d)	Maidstone Re 2018, 1/15/21	93,403
3,050,000+(c)	Port Royal Re 2021, 5/31/25	3,004,676
3,062,750+(c)(d)	Riviera Re 2017, 4/30/21	393,257
11,084,286+(c)(d)	Riviera Re 2018-2, 4/30/21	3,060,656
		$ 36,647,397
	Multiperil – U.S. Regional — 0.1%
1,085,000+(c)(d)	Ailsa Re 2021, 6/30/25	$ 1,106,225
	Multiperil – Worldwide — 9.4%
10,000,000+(c)(d)	Cerulean Re 2018-B1, 7/31/21	$ —
4,980,000+(c)(d)	Clarendon Re 2021, 1/31/24	5,024,602
4,537,500+(c)(d)	Cypress Re 2017, 1/31/23	454
11,935,217+(c)(d)	Dartmouth Re 2018, 1/15/21	2,519,524
7,900,000+(c)(d)	Dartmouth Re 2021, 12/31/24	7,459,152
8,000,000+(c)(d)	Drumoig Re 2020, 12/31/23	560,547
5,400,000+(c)(d)	Kingston Heath Re 2020, 2/28/21	2,479,149
8,999,880+(c)(d)	Kingston Heath Re 2021, 12/31/24	5,399,928
2,608,000+(b)(c)	Limestone Re, 3/1/23 (144A)	806,655
194,000+(c)	Limestone Re 2019-2, 10/1/23	60,256
1,539,000+(c)(d)	Limestone Re 2020-1, Series A, 3/1/24 (144A)	274,712
5,273,540+(c)(d)	Lindrick Re 2018, 0.914%, 6/15/21	4,402,782
12,000,000+(c)(d)	Merion Re 2021-1, 12/31/24	9,840,000

The accompanying notes are an integral part of these financial statements.

18 Pioneer ILS Interval Fund | Annual Report | 10/31/21

Face
Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
12,500,000+(c)(d)	Old Head Re 2021, 12/31/24	$ 12,032,337
7,333,436+(c)(d)	Oyster Bay Re 2018, 1/15/21	6,655,827
3,500,000+(c)(d)	Pine Valley Re 2021, 12/31/24	3,450,090
6,500,000+(c)(d)	Porthcawl Re 2021, 12/31/24	6,329,184
5,150,000+(c)(d)	Portsalon Re 2021, 6/30/25	4,706,954
5,000,000+(b)(c)(d)	Resilience Re, 5/1/22	—
15,658,450+(c)(d)	Seminole Re 2018, 1/15/21	386,882
4,600,000+(c)	Seminole Re 2020, 2/28/21	4,668,973
15,546,234+(c)(d)	Walton Health Re 2018, 6/15/22	1,554,623
8,050,000+(c)(d)	Walton Health Re 2019, 6/30/22	6,764,726
9,650,000+(c)(d)	Walton Health Re 2021, 1/15/24	6,755,000
		$ 92,132,357
	Windstorm – Florida — 0.6%
8,569,000+(c)(d)	Formby Re 2018, 2/28/23	$ 1,052,273
1,459,710+(c)(d)	Isosceles Re 2021, 6/30/25	1,451,390
5,500,405+(c)(d)	Portrush Re 2017, 6/15/22	3,509,808
		$ 6,013,471
	Windstorm – North Carolina — 0.2%
1,400,000+(c)(d)	Isosceles Re 2021-A1, 5/31/25	$ 1,397,200
	Windstorm – U.S. — 0.5%
4,650,000+(c)	Shadow Creek Re 2021, 7/31/25	$ 4,597,507
	Windstorm – U.S. Multistate — 0.4%
3,850,000+(c)(d)	White Heron Re 2021, 6/30/25	$ 3,850,379
	Windstorm – U.S. Regional — 0.3%
2,350,000+(c)(d)	Oakmont Re 2017, 4/30/21	$ 69,090
3,970,000+(c)(d)	Oakmont Re 2020, 4/30/24	3,205,931
		$ 3,275,021
	Total Collateralized Reinsurance	$149,019,557
	Industry Loss Warranties — 4.4%
	Multiperil – U.S. — 2.5%
25,000,000+(c)(d)	Holy Head Re 2021, 12/31/21	$ 24,775,094
	Windstorm – U.S. — 1.0%
12,000,000+(c)	Ballylifin Re 2021, 9/15/25	$ 9,600,000
	Windstorm – U.S. Regional — 0.9%
9,250,000+(d)	Streamsong Re 2021, 1/15/24	$ 9,266,185
	Total Industry Loss Warranties	$ 43,641,279
	Reinsurance Sidecars — 55.4%
	Multiperil – U.S. — 3.4%
12,500,000+(c)(d)	Carnoustie Re 2017, 11/30/22	$ 1,647,500
19,250,000+(c)(d)	Carnoustie Re 2020, 12/31/23	2,610,300

The accompanying notes are an integral part of these financial statements.

Pioneer ILS Interval Fund | Annual Report | 10/31/21 19

Schedule of Investments | 10/31/21

(continued)

Face
Amount USD ($)		Value
	Multiperil – U.S. — (continued)
19,816,277+(c)(d)	Carnoustie Re 2021, 12/31/24	$ 20,091,634
33,700,000+(d)(e)	Harambee Re 2018, 12/31/22	33,700
27,831,163+(e)	Harambee Re 2019, 12/31/22	97,409
27,000,000+(d)(e)	Harambee Re 2020, 12/31/23	1,490,400
6,840,810+(a)(c)	Sector Re V, 0.041% (3 Month U.S. Treasury Bill +
	0 bps), 3/1/26 (144A)	7,087,863
		$ 33,058,806
	Multiperil – U.S. Regional — 0.0%†
5,110,275+(c)(d)	Brotherhood Re, 12/31/20	$ 385,826
	Multiperil – Worldwide — 52.0%
4,200+(c)	Alturas Re 2019-1, 3/10/23 (144A)	$ 24,352
85,044+(e)	Alturas Re 2019-2, 3/10/23	112,743
186,581+(c)	Alturas Re 2019-3, 9/12/23	94,653
506,411+(c)	Alturas Re 2020-1A, 3/10/23 (144A)	66,239
694,693+(c)	Alturas Re 2020-1B, 3/10/23 (144A)	90,866
1,171,512+(e)	Alturas Re 2020-2, 3/10/23	1,008,438
2,000,000+(d)(e)	Alturas Re 2020-3, 9/30/24	116,400
9,000,000+(d)(e)	Alturas Re 2021-2, 12/31/24	8,413,200
7,273,599+(d)	Alturas Re 2021-3, 7/31/25	6,845,184
4,000,000+(c)(d)	Bantry Re 2016, 3/31/23	322,400
9,006,108+(c)(d)	Bantry Re 2017, 3/31/23	526,326
20,980,295+(c)(d)	Bantry Re 2018, 12/31/22	239,175
22,000,000+(c)(d)	Bantry Re 2019, 12/31/22	747,200
25,891,803+(c)(d)	Bantry Re 2020, 12/31/23	3,785,382
30,000,000+(c)(d)	Bantry Re 2021, 12/31/24	29,571,000
53,833,776+(c)(d)	Berwick Re 2018-1, 12/31/21	4,161,351
38,460,846+(c)(d)	Berwick Re 2019-1, 12/31/22	4,596,071
51,030,677+(c)	Berwick Re 2020-1, 12/31/23	5,103
53,950,000+(c)(d)	Berwick Re 2021-1, 12/31/24	53,302,600
2,750,000+(c)(d)	Clearwater Re 2020, 6/30/22	554,675
10,045,000+(c)(d)	Clearwater Re 2021, 6/30/23	10,049,655
967,442+(b)(c)	Eden Re II, 3/22/22 (144A)	304,253
266,939+(b)(c)	Eden Re II, 3/22/23 (144A)	1,026,029
2,830,000+(b)(c)	Eden Re II, 3/22/24 (144A)	1,504,145
437,500+(b)(c)	Eden Re II, 3/22/22 (144A)	130,087
23,900,000+(b)(c)(d)	Eden Re II, 3/21/25 (144A)	24,368,440
21,917,000+(c)(d)	Gleneagles Re 2018, 12/31/22	2,592,781
19,436,692+(c)(d)	Gleneagles Re 2019, 12/31/22	434,357
21,962,485+(c)(d)	Gleneagles Re 2020, 12/31/23	2,194,997
22,970,000+(c)(d)	Gleneagles Re 2021, 12/31/24	22,549,649
47,710,184+(c)(d)	Gullane Re 2018, 12/31/22	6,626,945
51,500,000+(c)(d)	Gullane Re 2021, 12/31/24	49,445,150
35,649+(c)	Limestone Re 2018, 3/1/23	4

The accompanying notes are an integral part of these financial statements.

20 Pioneer ILS Interval Fund | Annual Report | 10/31/21

Face
Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
3,250,000+(e)	Lion Rock Re 2019, 1/31/23	$ —
3,500,000+(c)	Lion Rock Re 2020, 1/31/23	—
3,500,000+(d)(e)	Lion Rock Re 2021, 12/31/24	3,047,100
19,500,000+(d)(e)	Lorenz Re 2018, 7/1/22	—
13,577,448+(d)(e)	Lorenz Re 2019, 6/30/22	1,056,325
12,794,138+(d)(e)	Lorenz Re 2020, 6/30/23	589,809
14,305,862+(d)(e)	Lorenz Re 2020, 6/30/23	659,500
44,514,882+(c)(d)	Merion Re 2018-2, 12/31/22	7,367,213
47,630,000+(c)(d)	Merion Re 2021-2, 12/31/24	45,010,350
20,000,000+(c)(d)	Pangaea Re 2016-2, 11/30/22	35,666
12,750,000+(c)(d)	Pangaea Re 2018-1, 12/31/22	268,445
17,500,000+(c)(d)	Pangaea Re 2018-3, 7/1/22	363,009
12,750,000+(c)(d)	Pangaea Re 2019-1, 2/1/23	265,678
16,380,464+(c)(d)	Pangaea Re 2019-3, 7/1/23	589,220
17,538,941+(c)	Pangaea Re 2020-1, 2/1/24	372,211
19,010,000+(c)(d)	Pangaea Re 2020-1, 12/31/24	18,521,443
25,000,000+(c)	Pangaea Re 2020-3, 7/1/24	2,075,175
28,383,000+(c)(d)	Pangaea Re 2021-3, 7/1/25	27,610,840
2,767,000+(c)(d)	Phoenix One Re, 1/4/27	2,918,355
3,865,000+(c)(d)	Rosapenna Re 2021, 7/31/25	3,749,050
4,320,248+(b)(c)(d)	Sector Re V, 12/1/23 (144A)	948,611
20,526+(b)(c)	Sector Re V, 3/1/24 (144A)	386,223
944,953+(b)(c)	Sector Re V, 3/1/24 (144A)	615,571
2,495,047+(b)(c)	Sector Re V, 3/1/24 (144A)	1,625,349
125,000+(b)(c)	Sector Re V, 12/1/24 (144A)	358,185
287,975+(b)(c)	Sector Re V, 12/1/24 (144A)	825,187
3,451+(b)(c)	Sector Re V, 3/1/25 (144A)	221,772
5,495+(b)(c)	Sector Re V, 3/1/25 (144A)	353,128
37,417+(b)(c)	Sector Re V, 3/1/25 (144A)	605,460
2,000,000+(b)(d)	Sector Re V, 12/1/25 (144A)	2,095,605
3,491,777+(b)(c)(d)	Sector Re V, 12/1/25 (144A)	3,658,465
9,459,262+(a)(c)	Sector Re V, 0.041% (3 Month U.S. Treasury Bill +
	0 bps), 3/1/26 (144A)	9,787,213
8,500,000+(c)(a)	Sector Re V, Ltd., 0.041% (3 Month U.S. Treasury Bill +
	0 bps), 3/1/26 (144A)	8,794,694
33,083,230+(c)	Sussex Re 2020-1, 12/31/22	1,045,430
35,500,000+(c)(d)	Sussex Re 2021-1, 12/31/24	34,541,500
24,000,000+(d)(e)	Thopas Re 2018, 12/31/22	326,400
16,586,501+(d)(e)	Thopas Re 2019, 12/31/22	660,143
19,180,000+(e)	Thopas Re 2020, 12/31/23	153,440
40,000,000+(d)(e)	Thopas Re 2021, 12/31/24	39,704,000
28,214,522+(d)(e)	Torricelli Re 2021, 7/31/25	29,639,355
35,000,000+(c)	Versutus Re 2018, 12/31/22	—
30,889,158+(c)	Versutus Re 2019-A, 12/31/21	—

The accompanying notes are an integral part of these financial statements.

Pioneer ILS Interval Fund | Annual Report | 10/31/21 21

Schedule of Investments | 10/31/21

(continued)

Face
Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
1,188,665+(c)	Versutus Re 2019-B, 12/31/22	$ —
27,500,000+(d)(e)	Viribus Re 2018, 12/31/22	—
11,676,844+(d)(e)	Viribus Re 2019, 12/31/22	488,092
17,333,977+(d)(e)	Viribus Re 2020, 12/31/23	136,938
16,166,380+(d)(e)	Viribus Re 2021, 12/31/24	16,373,310
40,641,287+(c)(d)	Woburn Re 2018, 12/31/22	2,866,625
17,003,469+(c)(d)	Woburn Re 2019, 12/31/22	4,418,161
		$510,938,096
	Total Reinsurance Sidecars	$544,382,728
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $1,005,690,391)	$979,270,280
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.6%
	(Cost $1,005,690,391)	$979,270,280
	OTHER ASSETS AND LIABILITIES — 0.4%	$ 3,652,323
	NET ASSETS — 100.0%	$982,922,603

bps	Basis Points.
LIBOR	London Interbank Offered Rate.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2021, the value of these securities amounted to $306,109,420, or 31.1% of net assets.
†	Amount rounds to less than 0.1%.
+	Security that used significant unobservable inputs to determine its value.
(a)	Floating rate note. Coupon rate, reference index and spread shown at October 31, 2021.
(b)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(c)	Issued as participation notes.
(d)	Non-income producing security. (e) Issued as preference shares.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Acorn Re Ltd.	10/25/2021	$ 5,500,000	$ 5,499,450
Ailsa Re 2021	7/12/2021	1,085,000	1,106,225
Akibare Re	3/22/2018	2,250,000	2,259,000
Akibare Re	3/22/2018	750,000	752,925
Akibare Re	3/19/2020	1,000,000	1,015,700
Alamo Re II	5/29/2020	5,005,432	5,252,500
Alamo Re Ltd.	5/21/2021	7,250,000	7,423,275
Alturas Re 2019-1	12/20/2018	4,200	24,352
Alturas Re 2019-2	12/19/2018	85,044	112,743
Alturas Re 2019-3	6/26/2019	186,581	94,653
Alturas Re 2020-1A	12/27/2019	429,736	66,239

The accompanying notes are an integral part of these financial statements.

22 Pioneer ILS Interval Fund | Annual Report | 10/31/21

Restricted Securities	Acquisition date	Cost	Value
Alturas Re 2020-1B	1/1/2020	$ 694,693	$ 90,866
Alturas Re 2020-2	1/1/2020	1,212,952	1,008,438
Alturas Re 2020-3	7/1/2020	104,396	116,400
Alturas Re 2021-2	12/29/2020	9,000,000	8,413,200
Alturas Re 2021-3	7/1/2021	7,273,599	6,845,184
Ballybunion Re	12/31/2019	1,699,620	1,983,921
Ballybunion Re 2020-2	8/21/2020	—	—
Ballybunion Re 2021	8/10/2021	13,163,629	13,568,750
Ballybunion Re 2021-2	8/2/2021	12,927,561	12,927,561
Ballylifin Re 2021	9/15/2021	9,821,039	9,600,000
Bantry Re 2016	2/6/2019	322,400	322,400
Bantry Re 2017	2/6/2019	526,534	526,326
Bantry Re 2018	2/6/2019	238,719	239,175
Bantry Re 2019	2/1/2019	—	747,200
Bantry Re 2020	1/17/2020	1,438,900	3,785,382
Bantry Re 2021	1/21/2021	30,000,000	29,571,000
Berwick Re 2018-1	1/10/2018	7,828,268	4,161,351
Berwick Re 2019-1	12/31/2018	4,595,744	4,596,071
Berwick Re 2020-1	9/18/2020	—	5,103
Berwick Re 2021-1	12/28/2020	53,950,000	53,302,600
Bowline Re	5/10/2018	2,750,000	2,797,850
Brotherhood Re	1/22/2018	1,155,390	385,826
Caelus Re V	5/4/2018	750,000	75
Caelus Re VI	2/20/2020	1,597,302	1,659,840
Caelus Re VI	2/20/2020	2,499,527	2,618,000
Cape Lookout Re	10/16/2019	2,248,666	2,259,000
Carnoustie Re 2017	1/3/2017	2,971,966	1,647,500
Carnoustie Re 2020	7/16/2020	876,020	2,610,300
Carnoustie Re 2021	1/11/2021	19,816,277	20,091,634
Cerulean Re 2018-B1	9/10/2018	4,341,632	—
Clarendon Re 2021	4/12/2021	4,460,586	5,024,602
Clearwater Re 2020	6/19/2020	119,480	554,675
Clearwater Re 2021	4/15/2021	10,045,000	10,049,655
Cypress Re 2017	1/24/2017	15,250	454
Dartmouth Re 2018	1/18/2018	4,850,872	2,519,524
Dartmouth Re 2021	1/19/2021	5,916,673	7,459,152
Dingle Re 2019	3/4/2019	—	25,657
Dingle Re 2020	2/13/2020	1,429,852	1,587,946
Drumoig Re 2020	12/21/2020	560,655	560,547
Easton Re Pte	4/9/2021	2,516,556	2,532,250
Eden Re II	3/2/2018	58,079	130,087
Eden Re II	1/23/2018	114,050	304,253
Eden Re II	9/28/2020	3,019,988	1,504,145
Eden Re II	1/22/2019	115,300	1,026,029
Eden Re II, Series B	1/25/2021	23,900,000	24,368,440
First Coast Re II Pte	12/31/2020	251,786	255,550
First Coast Re III Pte, Ltd.	3/4/2021	7,000,000	7,194,600
FloodSmart Re	2/9/2021	1,260,599	1,216,375
FloodSmart Re	6/5/2020	494,010	488,750
FloodSmart Re	2/16/2021	7,450,000	7,040,995
FloodSmart Re Ltd.	2/16/2021	3,000,000	2,820,000
Formby Re 2018	7/9/2018	804,490	1,052,273
Four Lakes Re	11/5/2020	3,000,000	3,058,500

The accompanying notes are an integral part of these financial statements.

Pioneer ILS Interval Fund | Annual Report | 10/31/21 23

Schedule of Investments | 10/31/21

(continued)

Restricted Securities	Acquisition date	Cost	Value
Four Lakes Re	11/5/2020	$ 3,000,000	$ 3,044,100
Gleneagles Re 2018	12/27/2017	1,759,342	2,592,781
Gleneagles Re 2019	12/31/2018	—	434,357
Gleneagles Re 2020	6/16/2020	172,856	2,194,997
Gleneagles Re 2021	1/13/2021	22,970,000	22,549,649
Gullane Re 2018	3/2/2018	3,420,549	6,626,945
Gullane Re 2021	2/16/2021	51,500,000	49,445,150
Harambee Re 2018	12/19/2017	1,215,482	33,700
Harambee Re 2019	12/20/2018	—	97,409
Harambee Re 2020	2/27/2020	713,726	1,490,400
Holy Head Re 2021	2/4/2021	22,750,000	24,775,094
Hypatia, Ltd.	7/10/2020	4,759,081	5,014,100
Hypatia, Ltd.	7/10/2020	5,024,799	5,318,000
Integrity Re	4/19/2018	996,194	1,020,700
Integrity Re II	3/18/2020	250,000	260,550
International Bank for
Reconstruction & Development	7/19/2021	3,000,000	3,029,400
International Bank for
Reconstruction & Development	6/5/2020	245,672	252,950
International Bank for
Reconstruction & Development	2/28/2020	1,743,814	1,814,225
International Bank for
Reconstruction & Development	2/28/2020	2,000,000	2,076,400
Isosceles Re 2021	7/19/2021	1,329,856	1,451,390
Isosceles Re 2021-A1	8/12/2021	1,364,263	1,397,200
Kilimanjaro II Re	4/6/2017	1,000,000	1,011,100
Kilimanjaro II Re	4/6/2017	1,049,775	1,063,125
Kilimanjaro III Re	4/8/2021	2,250,000	2,264,625
Kilimanjaro III Re	4/8/2021	2,250,000	2,261,925
Kilimanjaro III Re, Ltd.	4/8/2021	500,000	511,300
Kilimanjaro III Re, Ltd.	4/8/2021	500,000	510,250
Kilimanjaro III Re, Ltd.	4/8/2021	1,000,000	1,019,800
Kilimanjaro III Re, Ltd.	4/8/2021	1,250,000	1,286,250
Kilimanjaro Re	4/18/2018	500,000	500,200
Kingsbarn Re 2018	6/15/2018	—	1,570
Kingston Heath Re 2020	1/21/2020	2,552,472	2,479,149
Kingston Heath Re 2021	1/13/2021	6,500,914	5,399,928
Limestone Re	6/20/2018	35,212	806,655
Limestone Re 2018	6/20/2018	35,649	4
Limestone Re 2019-2	12/11/2020	143,252	60,256
Limestone Re 2020-1	12/27/2019	115,838	274,712
Lindrick Re 2018	6/21/2018	3,953,795	4,402,782
Lion III Re DAC	6/18/2021	3,265,075	3,185,400
Lion Rock Re 2019	12/17/2018	—	—
Lion Rock Re 2020	3/27/2020	42,912	—
Lion Rock Re 2021	3/1/2021	3,500,000	3,047,100
Long Point Re III	5/17/2018	3,350,000	3,371,775
Lorenz Re 2018	8/21/2018	3,723,881	—
Lorenz Re 2019	6/26/2019	4,285,250	1,056,325
Lorenz Re 2020	8/11/2020	863,355	659,500
Lorenz Re 2020	8/12/2020	772,123	589,809
Maidstone Re 2018	1/8/2018	1,268,802	93,403
Matterhorn Re	12/20/2019	4,250,093	4,268,275

The accompanying notes are an integral part of these financial statements.

24 Pioneer ILS Interval Fund | Annual Report | 10/31/21

Restricted Securities	Acquisition date	Cost	Value
Matterhorn Re	6/25/2020	$ 10,509,539	$ 10,586,100
Matterhorn Re	1/29/2020	4,000,000	3,952,400
Matterhorn Re	11/24/2020	9,512,764	9,577,900
Matterhorn Re	11/24/2020	4,756,637	4,838,825
Matterhorn Re	1/29/2020	5,601,285	5,610,080
Matterhorn Re	6/25/2020	11,142,567	11,193,750
Matterhorn Re	4/9/2021	250,667	250,500
Merion Re 2018-2	12/28/2017	1,831,881	7,367,213
Merion Re 2021-1	1/8/2021	10,368,923	9,840,000
Merion Re 2021-2	12/28/2020	47,630,000	45,010,350
Merna Reinsurance II Ltd.	6/8/2021	1,500,000	1,541,550
Merna Reinsurance II Ltd.	3/26/2021	2,000,000	2,025,400
Mona Lisa Re	12/30/2019	6,936,403	7,008,706
Mona Lisa Re Ltd.	6/22/2021	1,750,000	1,771,875
Mystic Re IV Ltd.	6/9/2021	11,969,207	12,121,200
Mystic Re IV, Ltd.	6/9/2021	4,966,714	6,993,000
Mystic Re IV, Ltd.	12/15/2020	7,000,000	7,191,100
Nakama Re	2/22/2018	1,750,000	1,754,375
Oakmont Re 2017	5/10/2017	—	69,090
Oakmont Re 2020	12/3/2020	2,714,967	3,205,931
Old Head Re 2021	1/22/2021	9,490,922	12,032,337
Oyster Bay Re 2018	1/17/2018	6,545,438	6,655,827
Pangaea Re 2016-2	5/31/2016	—	35,666
Pangaea Re 2018-1	12/26/2017	1,823,341	268,445
Pangaea Re 2018-3	6/27/2018	4,215,068	363,009
Pangaea Re 2019-1	1/9/2019	133,859	265,678
Pangaea Re 2019-3	7/10/2019	491,414	589,220
Pangaea Re 2020-1	1/28/2021	19,010,000	18,521,443
Pangaea Re 2020-1	1/13/2020	—	372,211
Pangaea Re 2020-3	9/2/2020	—	2,075,175
Pangaea Re 2021-3	6/17/2021	28,383,000	27,610,840
Phoenix One Re	12/21/2020	2,767,000	2,918,355
Pine Valley Re 2021	12/30/2020	3,254,886	3,450,090
Port Royal Re 2021	6/9/2021	2,916,130	3,004,676
Porthcawl Re 2021	2/2/2021	5,353,159	6,329,184
Portrush Re 2017	6/12/2017	4,218,727	3,509,808
Portsalon Re 2021	8/3/2021	4,321,659	4,706,954
Residential Reinsurance 2016	4/28/2016	366,992	18,350
Residential Reinsurance 2017	2/28/2018	1,694,139	1,700,510
Residential Reinsurance 2017	3/28/2019	2,496,088	2,503,500
Residential Reinsurance 2018	11/15/2018	1,243,937	1,240,375
Residential Reinsurance 2019	11/5/2019	2,493,637	2,486,000
Residential Reinsurance 2020	10/30/2020	2,263,399	2,315,025
Residential Reinsurance 2020 Ltd.	10/30/2020	243,736	232,500
Residential Reinsurance 2020 Ltd.	10/30/2020	2,250,382	2,276,550
Residential Reinsurance 2021	10/28/2021	1,250,000	1,250,000
Residential Reinsurance 2021	10/28/2021	6,500,000	6,500,000
Resilience Re	2/8/2017	2,413	—
Riverfront Re Ltd.	5/21/2021	1,500,000	1,517,400
Riviera Re 2017	4/13/2017	2,695,500	393,257
Riviera Re 2018-2	4/10/2018	2,851,779	3,060,656
Rosapenna Re 2021	7/16/2021	3,865,000	3,749,050
Sakura Re, Ltd.	3/24/2021	2,500,000	2,543,000

The accompanying notes are an integral part of these financial statements.

Pioneer ILS Interval Fund | Annual Report | 10/31/21 25

Schedule of Investments | 10/31/21

(continued)

Restricted Securities	Acquisition date	Cost	Value
Sakura Re, Ltd.	3/24/2021	$ 4,750,000	$ 4,845,950
Sanders Re	3/20/2017	10,043,233	10,054,020
Sanders Re II	10/22/2021	507,180	506,250
Sanders Re II	3/18/2020	3,002,330	3,083,100
Sector Re V	12/4/2020	41,252	605,460
Sector Re V	12/4/2020	2,000,000	2,095,605
Sector Re V	5/21/2021	9,459,262	9,787,213
Sector Re V	12/4/2020	6,513	353,128
Sector Re V	12/4/2020	4,091	221,772
Sector Re V	1/1/2020	287,975	825,187
Sector Re V	5/21/2021	6,840,810	7,087,863
Sector Re V	12/11/2020	143,456	358,185
Sector Re V	5/1/2019	73,763	386,223
Sector Re V	5/1/2019	944,953	615,571
Sector Re V	4/23/2019	2,243,543	1,625,349
Sector Re V	12/14/2018	1,478,161	948,611
Sector Re V	12/21/2020	3,491,777	3,658,465
Sector Re V, Ltd.	4/26/2021	8,500,000	8,794,694
Seminole Re 2018	1/2/2018	135,049	386,882
Seminole Re 2020	5/1/2020	4,600,000	4,668,973
Shadow Creek Re 2021	8/31/2021	4,508,939	4,597,507
Sierra Ltd 2021-1	1/25/2021	1,750,000	1,755,250
Streamsong Re 2021	6/29/2021	8,610,594	9,266,185
Sussex Re 2020-1	12/7/2020	2,500,000	2,584,250
Sussex Re 2020-1	1/21/2020	—	1,045,430
Sussex Re 2021-1	12/30/2020	35,500,000	34,541,500
Tailwind Re 2017-1	2/28/2018	249,956	251,800
Tailwind Re 2017-1	7/12/2019	249,831	251,350
Thopas Re 2018	12/12/2017	3,139,424	326,400
Thopas Re 2019	12/21/2018	347,688	660,143
Thopas Re 2020	2/5/2020	—	153,440
Thopas Re 2021	12/30/2020	40,000,000	39,704,000
Torrey Pines Re Pte	3/12/2021	3,500,000	3,531,150
Torricelli Re 2021	7/1/2021	28,214,522	29,639,355
Umigame Re PTE Ltd.	6/18/2021	750,000	756,900
Umigame Re PTE Ltd.	6/18/2021	500,000	507,800
Ursa Re	11/20/2019	300,000	306,840
Versutus Re 2018	12/20/2017	—	—
Versutus Re 2019-A	1/28/2019	—	—
Versutus Re 2019-B	12/24/2018	—	—
Viribus Re 2018	12/22/2017	2,169,743	—
Viribus Re 2019	3/25/2019	—	488,092
Viribus Re 2020	12/30/2019	1,667,280	136,938
Viribus Re 2021	12/29/2020	16,166,380	16,373,310
Vista Re, Ltd.	4/26/2021	3,500,000	3,563,000
Walton Health Re 2018	6/25/2018	10,247,049	1,554,623
Walton Health Re 2019	7/18/2019	4,966,774	6,764,726
Walton Health Re 2021	6/28/2021	8,260,400	6,755,000
White Heron Re 2021	6/9/2021	3,703,438	3,850,379
Woburn Re 2018	3/20/2018	14,264,148	2,866,625
Woburn Re 2019	1/30/2019	3,829,633	4,418,161
Total Restricted Securities			$979,270,280
% of Net assets			99.6%

The accompanying notes are an integral part of these financial statements.

26 Pioneer ILS Interval Fund | Annual Report | 10/31/21

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
	In					Unrealized
Currency	Exchange	Currency			Settlement	Appreciation
Purchased	for	Sold	Deliver	Counterparty	Date	(Depreciation)
USD	3,204,640	EUR	(2,750,000)	State Street Bank	12/21/21	$21,814
				& Trust Co.
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$21,814

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

EUR – Euro

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2021, aggregated $809,125,340 and $653,385,140, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2021, the Fund engaged in purchases of $33,246,391 and sales of $3,258,807 pursuant to these procedures, which resulted in a net realized gain/(loss) of $8,750.

At October 31, 2021, the net unrealized depreciation on investments based on cost for federal tax purposes of $1,029,997,277 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 50,777,389
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(101,482,572)
Net unrealized depreciation	$ (50,705,183)

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1 –	unadjusted quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 –	significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

Pioneer ILS Interval Fund | Annual Report | 10/31/21 27

Schedule of Investments | 10/31/21

(continued)

The following is a summary of the inputs used as of October 31, 2021, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – U.S.	$—	$—	$36,647,397	$36,647,397
Multiperil – U.S. Regional	—	—	1,106,225	1,106,225
Multiperil – Worldwide	—	—	92,132,357	92,132,357
Windstorm – Florida	—	—	6,013,471	6,013,471
Windstorm – North Carolina	—	—	1,397,200	1,397,200
Windstorm – U.S.	—	—	4,597,507	4,597,507
Windstorm – U.S. Multistate	—	—	3,850,379	3,850,379
Windstorm – U.S. Regional	—	—	3,275,021	3,275,021
Industry Loss Warranties
Multiperil – U.S.	—	—	24,775,094	24,775,094
Windstorm – U.S.	—	—	9,600,000	9,600,000
Windstorm – U.S. Regional	—	—	9,266,185	9,266,185
Reinsurance Sidecars
Multiperil – U.S.	—	—	33,058,806	33,058,806
Multiperil – U.S. Regional	—	—	385,826	385,826
Multiperil – Worldwide	—	—	510,938,096	510,938,096
All Other Insurance-Linked
Securities	—	242,226,716	—	242,226,716
Total Investments in Securities	$—	$242,226,716	$737,043,564	$979,270,280
Other Financial Instruments
Net unrealized appreciation
on forward foreign currency
exchange contracts	$—	$21,814	$—	$21,814
Total Other Financial Instruments	$—	$21,814	$—	$21,814

The accompanying notes are an integral part of these financial statements.

28 Pioneer ILS Interval Fund | Annual Report | 10/31/21

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
Securities
Balance as of 10/31/20	$ 700,580,234
Realized gain (loss)(1)	(9,177,188)
Change in unrealized appreciation
(depreciation)(2)	(29,774,299)
Accrued discounts/premiums	75,399
Purchases	648,979,579
Sales	(573,640,161)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 10/31/2021	$ 737,043,564

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. During the year ended October 31, 2021, there were no transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held
and considered Level 3 at October 31, 2021:	$(25,710,891)

The accompanying notes are an integral part of these financial statements.

Pioneer ILS Interval Fund | Annual Report | 10/31/21 29

Statement of Assets and Liabilities | 10/31/21

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,005,690,391)	$979,270,280
Cash	10,361,273
Net unrealized appreciation on forward foreign currency
exchange contracts	21,814
Receivables —
Investment securities sold	7,491
Interest	1,713,796
Other assets	22,486
Total assets	$991,397,140
LIABILITIES:
Payables —
Investment securities purchased	$7,750,000
Trustees' fees	3,729
Professional fees	211,718
Transfer agent fees	205,003
Shareowner communications expense	34,281
Due to affiliates	196
Management fees	240,135
Accrued expenses	29,475
Total liabilities	$8,474,537
NET ASSETS:
Paid-in capital	$1,094,338,757
Distributable earnings (loss)	(111,416,154)
Net assets	$982,922,603
NET ASSET VALUE PER SHARE:
No par value
Based on $982,922,603/116,647,852 shares	$8.43

The accompanying notes are an integral part of these financial statements.

30 Pioneer ILS Interval Fund | Annual Report | 10/31/21

Statement of Operations
FOR THE YEAR ENDED 10/31/21

INVESTMENT INCOME:
Dividends from unaffiliated issuers	$ 38,752,154
Interest from unaffiliated issuers (net of foreign
taxes withheld $8,103)	13,809,922
Total investment income		$ 52,562,076
EXPENSES:
Management fees	$ 17,123,839
Administrative expense	303,959
Transfer agent fees	648,623
Shareowner communications expense	171,053
Custodian fees	14,436
Registration fees	47,353
Professional fees	289,625
Printing expense	41,362
Pricing fees	8,387
Trustees' fees	43,704
Insurance expense	1,527
Miscellaneous	41,697
Total expenses		$ 18,735,565
Net investment income		$ 33,826,511
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (8,818,444)
Forward foreign currency exchange contracts	(109,213)
Other assets and liabilities denominated in
foreign currencies	4,527	$ (8,923,130)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ (27,353,590)
Forward foreign currency exchange contracts	106,510
Other assets and liabilities denominated in
foreign currencies	(473)	$ (27,247,553)
Net realized and unrealized gain (loss) on investments		$ (36,170,683)
Net decrease in net assets resulting from operations		$ (2,344,172)

The accompanying notes are an integral part of these financial statements.

Pioneer ILS Interval Fund | Annual Report | 10/31/21 31

Statements of Changes in Net Assets

	Year Ended	Year Ended
	10/31/21	10/31/20
FROM OPERATIONS:
Net investment income (loss)	$ 33,826,511	$ 32,148,947
Net realized gain (loss) on investments	(8,923,130)	(24,303,617)
Change in net unrealized appreciation (depreciation)
on investments	(27,247,553)	54,279,356
Net increase (decrease) in net assets resulting
from operations	$ (2,344,172)	$ 62,124,686
DISTRIBUTIONS TO SHAREOWNERS:
($0.44 and $0.55 per share, respectively)	$ (43,564,995)	$ (52,200,916)
Total distributions to shareowners	$ (43,564,995)	$ (52,200,916)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$319,301,830	$ 242,756,506
Reinvestment of distributions	25,619,090	32,549,134
Cost of shares repurchased	(192,215,223)	(240,743,249)
Net increase (decrease) in net assets resulting
from Fund share transactions	$152,705,697	$ 34,562,391
Net increase in net assets	$106,796,530	$ 44,486,161
NET ASSETS:
Beginning of year	$876,126,073	$ 831,639,912
End of year	$982,922,603	$ 876,126,073

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/21	10/31/21	10/31/20	10/31/20
	Shares	Amount	Shares	Amount
FUND SHARE TRANSACTION
Shares sold	37,395,585	$319,301,830	28,702,241	$ 242,756,506
Reinvestment of distributions	3,028,261	25,619,090	3,940,573	32,549,134
Less shares repurchased	(22,406,401)	(192,215,223)	(28,620,251)	(240,743,249)
Net increase	18,017,445	$152,705,697	4,022,563	$ 34,562,391

The accompanying notes are an integral part of these financial statements.

32 Pioneer ILS Interval Fund | Annual Report | 10/31/21

Statement of Cash Flows
FOR THE YEAR ENDED 10/31/21

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$ (2,344,172)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash, restricted cash and foreign currencies from operating activities:
Purchases of investment securities	$ (821,057,418)
Proceeds from disposition and maturity of investment securities	662,842,726
Net accretion and amortization of discount/premium on investment securities	(1,302,030)
Net realized loss on investments in unaffiliated issuers	8,818,444
Change in unrealized depreciation on investments in unaffiliated issuers	27,353,590
Change in unrealized appreciation on forward foreign currency contracts	(106,510)
Change in unrealized depreciation on other assets and liabilities
denominated in foreign currencies	60
Increase in interest receivable	(813,824)
Decrease in other assets	13,126
Increase in accrued expenses payable	12,188
Decrease in due to affiliates	(166,381)
Decrease in accrued administrator fees payable	(17,092)
Increase in management fees payable	240,135
Increase in trustees’ fees payable	1,780
Increase in professional fees payable	50,848
Increase in transfer agent fees payable	75,209
Increase in shareowner communication payable	14,253
Net cash, restricted cash and foreign currencies used in operating activities	$ (126,385,068)
Cash Flows from Financing Activities:
Proceeds from shares sold	$ 319,301,830
Less shares repurchased	(192,215,223)
Distributions to shareowners, net of reinvestments	(17,945,905)
Net cash, restricted cash and foreign currencies from
financing activities	$ 109,140,702
Effect of Foreign Exchange Fluctuations on Cash:
Effect of foreign exchange fluctuations on cash	$ (60)
Cash, Restricted Cash and Foreign Currencies:
Beginning of period*	$ 27,605,699
End of period*	$ 10,361,273

*	The following table provides a reconciliation of cash, restricted cash and foreign currencies reported within Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:
	Year Ended	Year Ended
	10/31/21	10/31/20
Cash	$10,361,273	$27,501,160
Foreign currencies, at value	—	104,539
Total cash, restricted cash and foreign currencies
shown in the Statement of Cash Flows	$10,361,273	$27,605,699

The accompanying notes are an integral part of these financial statements.

Pioneer ILS Interval Fund | Annual Report | 10/31/21 33

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$ 8.88	$ 8.79	$ 9.93	$ 9.59	$ 11.09
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.30	$ 0.33	$ 0.06	$ 0.31	$ 0.25
Net realized and unrealized gain (loss) on investments	(0.31)	0.31	(0.65)	0.17	(0.74)
Net increase (decrease) from investment operations	$ (0.01)	$ 0.64	$ (0.59)	$ 0.48	$ (0.49)
Distributions to shareowners:
Net investment income	$ (0.44)(b)	$ (0.55)(b)	$ (0.55)(b)	$ (0.14)	$ (1.01)(b)
Total distributions	$ (0.44)	$ (0.55)	$ (0.55)	$ (0.14)	$ (1.01)
Net increase (decrease) in net asset value	$ (0.45)	$ 0.09	$ (1.14)	$ 0.34	$ (1.50)
Net asset value, end of period	$ 8.43	$ 8.88	$ 8.79	$ 9.93	$ 9.59
Total return (c)	(0.11)%	7.77%	(5.85)%	5.04%	(4.95)%
Ratio of net expenses to average net assets	1.91%	1.93%	1.96%	1.95%	2.00%
Ratio of net investment income (loss) to average net assets	3.46%	3.92%	0.68%	3.19%	2.38%
Portfolio turnover rate	70%	60%	50%	42%	34%
Net assets, end of period (in thousands)	$982,923	$876,126	$831,640	$991,447	$359,114

(a)	The per-share data presented above is based on the average shares outstanding for the periods presented.
(b)	The amount of distributions made to shareowners during the year was in excess of the net investment income earned by the Fund during the year.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

34 Pioneer ILS Interval Fund | Annual Report | 10/31/21

Notes to Financial Statements | 10/31/21

1. Organization and Significant Accounting Policies

Pioneer ILS Interval Fund (the “Fund”) was organized as a Delaware statutory trust on July 15, 2014. Prior to commencing operations on December 22, 2014, the Fund had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective of the Fund is to seek total return.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. The Fund offers shares through Amundi Distributor US, Inc. (the “Distributor”), an affiliate of the Adviser. Shares are offered at the Fund’s current net asset value (“NAV”) per share.

The Fund’s ability to accept offers to purchase shares may be limited when appropriate investments for the Fund are not available. Shares are generally available for purchase by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified intermediaries and programs sponsored by such qualified financial intermediaries. Shares are also available to certain direct investors, which may be individuals, trusts, foundations and other institutional investors. Initial investments are subject to investment minimums described in the prospectus. Registered investment advisers and other financial intermediaries may impose different or additional minimum investment and eligibility requirements from those of the fund. The Adviser or the Distributor may waive the Fund’s minimum investment requirements.

The Fund is an “interval” fund and makes periodic offers to repurchase shares (See Note 7). Except as permitted by the Fund’s structure, no shareowner will have the right to require the Fund to repurchase its shares. No public market for shares exists, and none is expected to develop in the future. Consequently, shareowners generally will not be able to liquidate their investment other than as a result of repurchases of their shares by the Fund.

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements,

Pioneer ILS Interval Fund | Annual Report | 10/31/21 35

principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the year ended October 31, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent

36 Pioneer ILS Interval Fund | Annual Report | 10/31/21

pricing service, or through a third party using a pricing matrix or an insurance industry broker valuation model to provide an estimated value of the instrument.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Pioneer ILS Interval Fund | Annual Report | 10/31/21 37

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At October 31, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or a third party insurance industry broker valuation model).

B.	Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of

38 Pioneer ILS Interval Fund | Annual Report | 10/31/21

Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.	Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

At October 31, 2021, the Fund reclassified $3,992,453 to decrease distributable earnings and $3,992,453 to increase paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

At October 31, 2021, the Fund was permitted to carry forward indefinitely $5,066,441 of short-term and $66,141,981 of long-term losses.

The tax character of distributions paid during the years ended October 31, 2021 and October 31, 2020, were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$43,564,995	$52,200,916
Total	$43,564,995	$52,200,916

Pioneer ILS Interval Fund | Annual Report | 10/31/21 39

The following shows the components of distributable earnings on a federal income tax-basis at October 31, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 10,497,469
Capital loss carryforward	(71,208,423)
Net unrealized depreciation	(50,705,200)
Total	$(111,416,154)

The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax adjustments relating to wash sales, ILS securities, and mark to market of forward contracts.

E.	Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings

40 Pioneer ILS Interval Fund | Annual Report | 10/31/21

after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to — or discontinuation of — LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to June 30, 2023.

The Fund invests primarily in insurance-linked securities (“ILS”). ILS may include event-linked bonds (also known as insurance-linked bonds or catastrophe bonds), quota share instruments (also known as “reinsurance sidecars”), collateralized reinsurance investments, industry loss warranties, event-linked swaps, securities of companies in the insurance or reinsurance industries, and other insurance and reinsurance-related securities. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. ILS carry significant risk. See note 1.G.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the

Pioneer ILS Interval Fund | Annual Report | 10/31/21 41

Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or redemptions or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

42 Pioneer ILS Interval Fund | Annual Report | 10/31/21

F.	Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at October 31, 2021 are listed in the Schedule of Investments.

G.	Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Pioneer ILS Interval Fund | Annual Report | 10/31/21 43

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

H.	Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

During the year ended October 31, 2021, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

The average market value of forward foreign currency exchange contracts open during the year ended October 31, 2021, was $1,360,265. Open forward foreign currency exchange contracts outstanding at October 31, 2021, are listed in the Schedule of Investments.

I.	Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Fund’s Statement of Assets and Liabilities includes cash on hand at the Fund’s custodian bank and does not include any short-term investments. As of and for the year ended October 31, 2021, the Fund had no restricted cash presented on the Statement of Assets and Liabilities.

44 Pioneer ILS Interval Fund | Annual Report | 10/31/21

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 1.75% of the Fund’s average daily net assets up to $1 billion, and 1.70% of the fund’s average daily net assets over $1 billion. For the year ended October 31, 2021, the effective management fee was equivalent to 1.75% of the Fund’s average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $240,331 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2021.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended October 31, 2021, the Fund paid $43,704 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At October 31, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $3,729.

4. Transfer Agent

During the period covered by the report DST Systems, Inc. served as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2021, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Fund	$171,053
Total	$171,053

Pioneer ILS Interval Fund | Annual Report | 10/31/21 45

5. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

46 Pioneer ILS Interval Fund | Annual Report | 10/31/21

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October 31, 2021.

	Derivative
	Assets
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Received (a) Received (a)		Assets (b)
State Street Bank &
Trust Co.	$21,814	$ —	$ —	$ —	$21,814
Total	$21,814	$ —	$ —	$ —	$21,814

Derivative
Liabilities
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (c)
State Street Bank &
Trust Co.	$ —	$ —	$ —	$ —	$ —
Total	$ —	$ —	$ —	$ —	$ —

(a)	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Pioneer ILS Interval Fund | Annual Report | 10/31/21 47

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2021, was as follows:

			Foreign
Statement of Assets	Interest	Credit	Exchange	Equity	Commodity
and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets
Net unrealized appreciation on
forward foreign currency
exchange contracts	$ —	$ —	$21,814	$ —	$ —
Total Value	$ —	$ —	$21,814	$ —	$ —

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and Statement of Cash Flows by risk exposure at October 31, 2021, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain (loss) on:
Forward foreign currency
exchange contracts	$ —	$ —	$(109,213)	$ —	$ —
Total Value	$ —	$ —	$(109,213)	$ —	$ —
Change in net unrealized
appreciation (depreciation) on:
Forward foreign currency
exchange contracts	$ —	$ —	$ 106,510	$ —	$ —
Total Value	$ —	$ —	$ 106,510	$ —	$ —

7. Repurchase Offers

The Fund is a closed-end “interval” fund. The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareowner approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of the Fund’s outstanding shares at NAV on a regular schedule.

The Fund is required to make repurchase offers every three months. Quarterly repurchase offers occur in the months of January, April, July and October. The Fund will typically seek to conduct quarterly repurchase offers for 10% of the Fund’s outstanding shares at their NAV per share unless the Fund’s Board of Trustees has approved a higher or lower amount for that

48 Pioneer ILS Interval Fund | Annual Report | 10/31/21

repurchase offer. Repurchase offers in excess of 5% are made solely at the discretion of the Fund’s Board of Trustees and investors should not rely on any expectation of repurchase offers in excess of 5%. Even though the Fund makes quarterly repurchase offers investors should consider the Fund’s shares illiquid.

In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareowners submit for repurchase an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares submitted for repurchase on a pro rata basis.

Shares repurchased during the year ended October 31, 2021 were as follows:

				Percentage
				of
				Outstanding	Amount
			NAV on	Shares	of Shares
Commence-	Repurchase	Repurchase	Repurchase	the Fund	the Fund	Percentage	Number
ment	Request	Pricing	Pricing	Offered to	Offered to	of Shares	of Shares
Date	Deadline	Date	Date	Repurchase	Repurchase	Tendered	Tendered
10/23/20	11/30/20	12/14/20	$8.48	10%	10,023,678.285	27.6125%	2,767,792.766
1/22/21	2/22/21	3/8/21	$8.50	10%	11,018,122.200	38.1843%	4,207,191.170
4/16/21	5/17/21	6/1/21	$8.58	10%	12,077,447.440	71.1356%	8,591,368.650
7/9/21	8/9/21	8/23/21	$8.72	10%	11,645,192.540	46.3201%	5,394,069.661

8. Subsequent Event

Effective November 22, 2021, fund services transitioned to The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon is the Fund’s Transfer Agent, Custodian and Sub-Administrator.

Pioneer ILS Interval Fund | Annual Report | 10/31/21 49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of Pioneer ILS Interval Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer ILS Interval Fund (the "Fund"), including the schedule of investments, as of October 31, 2021, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer ILS Interval Fund at October 31, 2021, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

50 Pioneer ILS Interval Fund | Annual Report | 10/31/21

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
December 22, 2021

Pioneer ILS Interval Fund | Annual Report | 10/31/21 51

Additional Information (unaudited)

The percentages of the Fund’s ordinary income distributions that are exempt from non resident alien (NRA) tax withholding resulting from qualified interest income was 0.04%.

Information regarding the repurchase offer with a commencement date of 10/22/21 was as follows:

Percentage
of
				Outstanding	Amount
			NAV on	Shares	of Shares
	Repurchase	Repurchase	Repurchase	the Fund	the Fund	Percentage	Number
	Request	Pricing	Pricing	Offered to	Offered to	of Shares	of Shares
	Deadline	Date	Date	Repurchase	Repurchase	Tendered	Tendered
10/22/21	11/29/21	12/13/21	$8.24	12%*	14,089,645.26	106.5988%	15,019,390.230

* The Fund repurchased an additional 2% of the outstanding shares of the Fund to accommodate shareholder repurchase requests.

52 Pioneer ILS Interval Fund | Annual Report | 10/31/21

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer ILS Interval Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Funds Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2021 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2021, July 2021 and September 2021. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2021, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2021, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another

Pioneer ILS Interval Fund | Annual Report | 10/31/21 53

year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered Amundi US’s oversight of the process for transitioning custodian, transfer agent and sub-administration services to new service providers. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the

54 Pioneer ILS Interval Fund | Annual Report | 10/31/21

performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the Fund’s management fee was in the fourth quintile relative to the management fees paid by other funds in its Strategic Insight peer group. The Trustees considered the breakpoint that was added to the Fund’s management fee schedule, effective October 1, 2020, and the reduced fee rate above certain asset levels. The Trustees considered that the expense ratio of the Fund’s shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the expense ratio of the Fund’s shares was in the fourth quintile relative to its Strategic Insight peer group.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into

Pioneer ILS Interval Fund | Annual Report | 10/31/21 55

account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

56 Pioneer ILS Interval Fund | Annual Report | 10/31/21

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer ILS Interval Fund | Annual Report | 10/31/21 57

Trustees, Officers and Service Providers

Investment Adviser and Administrator

Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.*

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.**

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

*	Note to shareowners: The Bank of New York Mellon (BNY Mellon) became the Fund’s custodian and sub-administrator effective November 22, 2021.
**	Note to shareowners: BNY Mellon Investment Servicing (US), Inc. became the Fund’s transfer agent effective November 22, 2021.

58 Pioneer ILS Interval Fund | Annual Report | 10/31/21

Independent Trustees

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Thomas J. Perna (71)	Trustee since 2014.	Private investor (2004 – 2008 and 2013 – present); Chairman	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	(2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Trustee	trustee is elected	(technology products for securities lending industry); and Senior Executive	communications and securities
	or earlier retirement	Vice President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner, Jr. (70)	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell	Chairman, The Lakeville Journal
Trustee	Serves until a successor	LLP (law firm).	Company, LLC, (privately-held
	trustee is elected		community newspaper group)
	or earlier retirement		(2015-present)
or removal.
Diane Durnin (64)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm)
	trustee is elected	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
	or earlier retirement	Executive Vice President Head of Product, BNY Mellon Investment
	or removal.	Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of
Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic
Product and Business Development, Dreyfus Corporation (1994-2000)

Pioneer ILS Interval Fund | Annual Report | 10/31/21 59

Independent Trustees (continued)

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Benjamin M. Friedman (77)	Trustee since 2014.	William Joseph Maier Professor of Political Economy, Harvard	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	University (1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (58)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present);	Board Member of Carver Bancorp,
Trustee	Serves until a successor	Group Head – Leveraged Finance Distribution, Oppenheimer & Company	Inc. (holding company) and Carver
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High	Federal Savings Bank, NA (2017 –
	earlier retirement	Yield Capital Markets Origination, SunTrust Robinson Humphrey	present); Advisory Council Member,
	or removal.	(investment bank) (2003 – 2006); and Founder and Chief Executive	MasterShares ETF (2016 – 2017);
		Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care
agency) (1999 – 2018)

60 Pioneer ILS Interval Fund | Annual Report | 10/31/21

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Lorraine H. Monchak (65)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves	Group, American International Group, Inc. (insurance company)
	until a successor trustee	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	is elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President –
	retirement or removal.	Asset/Liability Management Group, Federal Farm Funding Corporation
(government-sponsored issuer of debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc. (investment bank)
(1987 – 1988); and Mortgage Strategies Group, Drexel Burnham Lambert,
Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (73)	Trustee since 2014.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	trustee is elected or	Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret	investment company) (2004 –
	earlier retirement	Company) (investment banking firm) (1981 – 2019)	present); and Member, Board of
	or removal.		Governors, Investment Company
Institute (2000 – 2006)
Fred J. Ricciardi (74)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a successor	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and
	trustee is elected or	investment company services) (1969 – 2012); Director, BNY International
	earlier retirement	Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas
	or removal.	Investment Corp. (financial services) (2009 – 2012); Director, Financial
Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland
(offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY
Securities Services, Ltd., Ireland (financial services) (1999-2006); and
Chairman, BNY Alternative Investment Services, Inc. (financial services)
(2005-2007)

Pioneer ILS Interval Fund | Annual Report | 10/31/21 61

Interested Trustees

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Lisa M. Jones (59)*	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment management	None
Trustee, President and	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi Asset
Chief Executive Officer	trustee is elected or	Management US, Inc. (since September 2014); Director, CEO and President
	earlier retirement	of Amundi Distributor US, Inc. (since September 2014); Director, CEO and
	or removal	President of Amundi Asset Management US, Inc. (since September 2014);
Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset
Management US, Inc. (September 2014 – 2018); Managing Director,
Morgan Stanley Investment Management (investment management firm)
(2010 – 2013); Director of Institutional Business, CEO of International,
Eaton Vance Management (investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (63)*	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management
	trustee is elected or	firm); Director and Executive Vice President and Chief Investment Officer,
	earlier retirement	U.S. of Amundi US (since 2008); Executive Vice President and Chief
	or removal	Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009);
Portfolio Manager of Amundi US (since 1999); and Director of Amundi
Holdings US, Inc. (since 2017)

*	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

62 Pioneer ILS Interval Fund | Annual Report | 10/31/21

Fund Officers

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Officer During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Christopher J. Kelley (56)	Since 2014. Serves at	Vice President and Associate General Counsel of Amundi US since January	None
Secretary and Chief	the discretion of	2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since
Legal Officer	the Board	June 2010; Assistant Secretary of all of the Pioneer Funds from September
2003 to May 2010; and Vice President and Senior Counsel of Amundi US
from July 2002 to December 2007
Thomas Reyes (58)	Since 2014. Serves at	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; and Counsel of
	the Board	Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (57)	Since 2021. Serves at	Senior Vice President – Fund Treasury of Amundi US; Treasurer of all of	None
Treasurer and Chief	the discretion of	the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer
Financial and	the Board	Funds from January 2021 to May 2021; and Chief of Staff, US Investment
Accounting Officer		Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2014. Serves at	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	the discretion of	of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (63)	Since 2014. Serves at	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds since 2002
the Board
Antonio Furtado (39)	Since 2020. Serves at	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
	the Board	Treasury Analyst from 2012 - 2020

Pioneer ILS Interval Fund | Annual Report | 10/31/21 63

Fund Officers (continued)

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Officer During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Michael Melnick (50)	Since July 2021.	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	Serves at the	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
	discretion of the Board	Regulatory Reporting of Amundi US from 2001 – 2021; and Director of
Tax of Amundi US from 2000 - 2001
John Malone (50)	Since 2018. Serves at	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
	the Board	since September 2018; and Chief Compliance Officer of Amundi Distributor
US, Inc. since January 2014.
Kelly O’Donnell (50)	Since 2014. Serves at	Vice President – Amundi Asset Management; and Anti-Money Laundering	None
Anti-Money Laundering	the discretion of	Officer of all the Pioneer Funds since 2006
Officer	the Board

64 Pioneer ILS Interval Fund | Annual Report | 10/31/21

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68 Pioneer ILS Interval Fund | Annual Report | 10/31/21

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
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and service forms	1-800-225-6292

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P.O. Box 9897
Providence, RI 02940-8097

Our toll-free fax	1-800-225-4240

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(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 28991-06-1221

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $160,160 payable to Ernst & Young LLP for the year ended October 31, 2021 and $160,160 for the year ended October 31, 2020.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2021 or 2020.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $28,301 and $28,301 during the fiscal years ended October 31, 2021 and 2020, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2021 or 2020.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31 2021 and 2020, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $28,301 and $28,301 during the fiscal years ended October 31, 2021 and 2020, respectively.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Proxy voting policies and procedures

Policy

Each of the Pioneer Funds and certain other clients of Amundi Asset Management US, Inc. (“Amundi US”) have delegated responsibility to vote proxies related to portfolio holdings to Amundi US. Amundi US is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, including voting proxies for securities held by the client. When Amundi US has been delegated proxy-voting authority for a client, the duty of care requires Amundi US to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Amundi US must place the client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Amundi US’s policy to vote proxies presented to Amundi US in a timely manner in accordance with these principles.

Amundi US’s sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Amundi US believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Amundi US monitors developments in the proxy voting arena and will revise this policy as needed.

Amundi US believes that environmental, social and governance (ESG) factors can affect companies’ long-term prospects for success and the sustainability of their business models. Since ESG factors that may affect corporate performance and economic value are considered by our investment professionals as part of the investment management process, Amundi US also considers these factors when reviewing proxy proposals. This approach is consistent with the stated investment objectives and policies of funds and investment strategies.

It should be noted that the proxy voting guidelines below are guidelines, not rules, and Amundi US reserves the right in all cases to vote contrary to guidelines where doing so is determined to represent the best economic interests of our clients. Further, the Pioneer Funds or other clients of Amundi US may direct Amundi US to vote contrary to guidelines.

Amundi US’s clients may request copies of their proxy voting records and of Amundi US’s proxy voting policies and procedures by either sending a written request to Amundi US’s Proxy Coordinator, or clients may review Amundi US’s proxy voting policies and procedures on-line at amundi.com/usinvestors. Amundi US may describe to clients its proxy voting policies and procedures by delivering a copy of Amundi US’s Form ADV (Part II), by separate notice to the client or by other means.

Applicability

This Proxy Voting policy and the procedures set forth below are designed to complement Amundi US’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Amundi US. This policy sets forth Amundi US’s position on a number of issues for which proxies may be solicited but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Amundi US will vote shares of closed-end Funds on a case-by-case basis.

Purpose

The purpose of this policy is to ensure that proxies for United States (“US”) and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Amundi US-managed accounts for which Amundi US has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.

Amundi US does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates. Any questions about this policy should be directed to Amundi US’s Chief of Staff, US Investment Management (the “Proxy Coordinator”).

Procedures

Proxy Voting Service

Amundi US has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. The proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Amundi US and set forth herein, to the extent applicable. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Amundi US reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

To supplement its own research and analysis in determining how to vote on a particular proxy proposal, Amundi US may utilize research, analysis or recommendations provided by the proxy voting service on a case-by-case basis. Amundi US does not, as a policy, follow the assessments or recommendations provided by the proxy voting service without its own analysis and determination.

Proxy Coordinator

The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Amundi US’s clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group, or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the General Counsel or his or her designee whether Amundi US’s voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

Referral Items

The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Amundi US’s proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Amundi US’s guidelines or where Amundi US’s guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Chief Investment Officer, U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Amundi US and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.

Securities Lending

In accordance with industry standards, proxies are not available to be voted when the shares are out on loan through either Amundi US’s lending program or a client’s managed security lending program. However, Amundi US will reserve the right to recall lent securities so that they may be voted according to Amundi US’s instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Amundi US may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

Share-Blocking

“Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Amundi US will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations Department upon request.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group include Amundi US’s Chief Investment Officer, U.S. or his or her designated equity portfolio management representative, the Chief of Staff, U.S., and the Chief Compliance Officer of the Adviser and Funds. Other members of Amundi US will be invited to attend meetings and otherwise participate as necessary. The Chief of Staff, U.S. will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Amundi US’s proxy voting policies and procedures. The Group meets at least annually to evaluate and review this policy and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

Amundi US may not amend this policy without the prior approval of the Proxy Voting Oversight Group.

Form N-PX

The Proxy Coordinator and the Director of Regulatory Reporting are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

Compliance files N-PX. The Compliance department will ensure that a corresponding Form N-PX exists for each Amundi US registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Amundi US record keeping policies.

Proxy Voting Guidelines

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

■	Corporate name change.
■	A change of corporate headquarters.
■	Stock exchange listing.
■	Establishment of time and place of annual meeting.
■	Adjournment or postponement of annual meeting.
■	Acceptance/approval of financial statements.
■	Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.
■	Approval of minutes and other formalities.
■	Authorization of the transferring of reserves and allocation of income.
■	Amendments to authorized signatories.
■	Approval of accounting method changes or change in fiscal year-end.
■	Acceptance of labor agreements.
■	Appointment of internal auditors.

Amundi US will vote on a case-by-case basis on other routine administrative items; however, Amundi US will oppose any routine proposal if insufficient information is presented in advance to allow Amundi US to judge the merit of the proposal. Amundi US has also instructed its proxy voting service to inform Amundi US of its analysis of any administrative items that may be inconsistent, in its view, with Amundi US’s goal of supporting the value of its clients’ portfolio holdings so that Amundi US may consider and vote on those items on a case-by-case basis in its discretion.

Auditors

We normally vote for proposals to:

Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes for audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

■	Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

■	Seek bids from other auditors.
~~■~~	Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.
■	Indemnify auditors.
■	Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Amundi US normally supports management. We will, however, consider a vote against management in instances where corporate performance has been poor or where the board appears to lack independence.

General Board Issues

Amundi US will vote for:

■	Audit, compensation and nominating committees composed of independent directors exclusively.
■	Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.
■	Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.
■	Election of an honorary director.

We will vote against:

■	Minimum stock ownership by directors.
■	Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.
■	Requirements for union or special interest representation on the board.
■	Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

■	Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors

In uncontested elections of directors we will vote against:

■	Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.
■	Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we use the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

■	Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.
■	Directors who appear to lack independence or are associated with poor corporate or governance performance.

We will vote on a case-by case basis on these issues:

Re-election of directors who have implemented or renewed a dead hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead” directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

■	Contested election of directors.
■	Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.
■	Mandatory retirement policies.
■	Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

We will vote for:

■	Precatory and binding resolutions requesting that the board changes the company’s bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.

Takeover-Related Measures

Amundi US is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Amundi US will vote for:

■	Cumulative voting.
■	Increasing the ability for shareholders to call special meetings.
■	Increasing the ability for shareholders to act by written consent.
■	Restrictions on the ability to make greenmail payments.
■	Submitting rights plans to shareholder vote.
■	Rescinding shareholder rights plans (“poison pills”).
■	Opting out of the following state takeover statutes:
–	Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.
–	Control share cash-out provisions, which require large holders to acquire shares from other holders.
–	Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.
–	Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.
–	Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.
–	Fair price provisions.
–	Authorization of shareholder rights plans.
–	Labor protection provisions.
–	Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

■	Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.
■	Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

■	Proposals that allow shareholders to nominate directors.

We will vote against:

■	Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.
■	Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.
■	Classes of shares with unequal voting rights.
■	Supermajority vote requirements.
■	Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.
■	Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.
■	Extension of advance notice requirements for shareholder proposals.
■	Granting board authority normally retained by shareholders, particularly the right to amend the corporate charter.
■	Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

Managements need considerable flexibility in determining the company’s financial structure, and Amundi US normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Amundi US will vote for:

■	Changes in par value.
■	Reverse splits, if accompanied by a reduction in number of shares.
■	Shares repurchase programs, if all shareholders may participate on equal terms.
■	Bond issuance.
■	Increases in “ordinary” preferred stock.
■	Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.
■	Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

■	Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.
■	Increase in authorized common stock. We will make a determination considering, among other factors:
–	Number of shares currently available for issuance;
–	Size of requested increase (we would normally approve increases of up to 100% of current authorization);
–	Proposed use of the proceeds from the issuance of additional shares; and
–	Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).
■	Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.
■	Proposals to submit private placements to shareholder vote.
■	Other financing plans.

We will vote against preemptive rights that we believe limit a company’s financing flexibility.

Compensation

Amundi US supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we place limits on the potential dilution these plans may impose.

Amundi US will vote for:

■	401(k) benefit plans.
■	Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.
■	Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:
–	Amendments to performance plans to conform with OBRA;
–	Caps on annual grants or amendments of administrative features;
–	Adding performance goals; and
–	Cash or cash-and-stock bonus plans.
■	Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.
■	Require that option repricing be submitted to shareholders.
■	Require the expensing of stock-option awards.
■	Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).
■	Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

■	Shareholder proposals seeking additional disclosure of executive and director pay information.
■	Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:
–	The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.
–	Dilution = (A + B + C) / (A + B + C + D), where
–	A = Shares reserved for plan/amendment,
–	B = Shares available under continuing plans,
–	C = Shares granted but unexercised and
–	D = Shares outstanding.
–	The plan must not:
–	Explicitly permit unlimited option repricing authority or have allowed option repricing in the past without shareholder approval.
–	Be a self-replenishing “evergreen” plan or a plan that grants discount options and tax offset payments.
–	We are generally in favor of proposals that increase participation beyond executives.
–	We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.
–	We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.
–	We generally support proposals asking companies to adopt stock holding periods for their executives.
■	All other employee stock purchase plans.
■	All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

■	All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

■	Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.
■	Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

■	Limits on executive and director pay.
~~■~~	Stock in lieu of cash compensation for directors.

Corporate Governance

Amundi US will vote for:

■	Confidential voting.
■	Equal access provisions, which allow shareholders to contribute their opinions to proxy materials.
■	Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

■	Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.
■	Bundled proposals. We will evaluate the overall impact of the proposal.
■	Adopting or amending the charter, bylaws or articles of association.
■	Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

■	Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.
■	Limitations on stock ownership or voting rights.
■	Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Amundi US will vote on the following and similar issues on a case-by-case basis:

■	Mergers and acquisitions.
■	Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.
■	Debt restructurings.
■	Conversion of securities.
■	Issuance of shares to facilitate a merger.
■	Private placements, warrants, convertible debentures.
■	Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Investment Companies

Many of our portfolios may invest in shares of closed-end funds or open-end funds (including exchange-traded funds). The non-corporate structure of these investments raises several unique proxy voting issues.

Amundi US will vote for:

■	Establishment of new classes or series of shares.
■	Establishment of a master-feeder structure.

Amundi US will vote on a case-by-case basis on:

■	Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.
■	Approval of new or amended advisory contracts.
■	Changes from closed-end to open-end format.
■	Election of a greater number of independent directors.
■	Authorization for, or increase in, preferred shares.
■	Disposition of assets, termination, liquidation, or mergers.
■	Classified boards of closed-end funds, but will typically support such proposals.

In general, business development companies (BDCs) are not considered investment companies for these purposes but are treated as corporate issuers.

Environmental and Social Issues

Amundi US believes that environmental and social issues may influence corporate performance and economic return. Indeed, by analyzing all of a company’s risks and opportunities, Amundi US can better assess its intrinsic value and long-term economic prospects.

When evaluating proxy proposals relating to environmental or social issues, decisions are made on a case-by-case basis. We consider each of these proposals based on the impact to the company’s shareholders and economic return, the specific circumstances at each individual company, any potentially adverse economic concerns, and the current policies and practices of the company.

For example, shareholder proposals relating to environmental and social issues, and on which we will vote on a base-by-case basis, may include those seeking that a company:

■	Conduct studies regarding certain environmental or social issues;
■	Study the feasibility of the company taking certain actions with regard to such issues; or
■	Take specific action, including adopting or ceasing certain behavior and adopting company standards and principles, in relation to such issues.

In general, Amundi US believes these issues are important and should receive management attention.

Amundi US will support proposals where we believe the proposal, if implemented, would improve the prospects for the long-term success of the business and would provide value to the company and its shareholders. Amundi US may abstain on shareholder proposals with regard to environmental and social issues in cases where we believe the proposal, if implemented, would not be in the economic interests of the company, or where implementing the proposal would constrain management flexibility or would be unduly difficult, burdensome or costly.

When evaluating proxy proposals relating to environmental or social issues, Amundi US may consider the following factors or other factors deemed relevant, given such weight as deemed appropriate:

■	approval of the proposal helps improve the company’s practices;
■	approval of the proposal can improve shareholder value;
■	the company’s current stance on the topic is likely to have negative effects on its business position or reputation in the short, medium, or long term;
■	the company has already put appropriate action in place to respond to the issue contained in the proposal;
■	the company’s reasoning against approving the proposal responds appropriately to the various points mentioned by the shareholder when the proposal was presented;
■	the solutions recommended in the proposal are relevant and appropriate, and if the topic of the proposal would not be better addressed through another means.

In the event of failures in risk management relating to environmental and social issues, Amundi US may vote against the election of directors responsible for overseeing these areas.

Amundi US will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Conflicts of interest

Amundi US recognizes that in certain circumstances a conflict of interest may arise when Amundi US votes a proxy.

A conflict of interest occurs when Amundi US’s interests interfere, or appear to interfere, with the interests of Amundi US’s clients.

A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:

■	An affiliate of Amundi US, such as another company belonging to the Credit Agricole banking group ( “Credit Agricole Affiliate”);
■	An issuer of a security for which Amundi US acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by its parent Amundi to present a conflict of interest for Amundi US);
■	An issuer of a security for which Amundi has informed Amundi US that a Credit Agricole Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or
■	A person with whom Amundi US (or any of its affiliates) has an existing, material contract or business relationship.

Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Amundi US and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Amundi US, he or she should contact a member of the Proxy Voting Oversight Group or Amundi US’s Chief Compliance Officer.

The Proxy Voting Oversight Group will review each item referred to Amundi US by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller’s and Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:

■	Vote the proxy in accordance with the vote indicated under “Voting Guidelines,” if a vote is indicated, or
■	Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment or that of another independent adviser appointed by Amundi US or the applicable client for this purpose.

If the Proxy Voting Oversight Group perceives a material conflict of interest, the Group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote or their direction (including through a client’s fiduciary or other adviser), or may take such other action in good faith (in consultation with counsel) that would protect the interests of clients.

For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service’s conflict management procedures and other documentation and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.

Decisions Not to Vote Proxies

Although it is Amundi US’s general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a Credit Agricole Affiliate, Amundi US will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform Amundi Compliance before exercising voting rights.

There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because it receives a meeting notice too late or it cannot obtain a translation of the agenda in the time available. If Amundi US has outstanding “sell” orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Amundi US may hold shares on a company’s record date, if the shares are sold prior to the meeting date the Group may decide not to vote those shares.

Supervision

Escalation

It is each associate’s responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Amundi US’s Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.

Training

Amundi US will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.

Related policies and procedures

Amundi US’s Books and Records Policy and the Books and Records of the Pioneer Funds’ Policy.

Record Keeping

The Proxy Coordinator shall ensure that Amundi US’s proxy voting service:

■	Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
■	Retains a record of the vote cast;
■	Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and
■	Is able to promptly provide Amundi US with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

■	A record memorializing the basis for each referral vote cast;
■	A copy of any document created by Amundi US that was material in making the decision on how to vote the subject proxy;
■	A copy of any recommendation or analysis furnished by the proxy voting service; and
■	A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Amundi US.

Amundi US shall maintain the above records in the client’s file in accordance with applicable regulations.

Related regulations

Form N-1A, Form N-PX, ICA Rule 30b1-4, Rule 31a1-3, Rule 38a-1 and IAA 206(4) -6, Rule 204 -2

Adopted by the Pioneer Funds’ Boards of Trustees

October 5, 2004

Effective Date:

October 5, 2004

Revision Dates:

September 2009, December 2015, August 2017, February 2019, and January 2021

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Additional information about the portfolio managers

Other accounts managed by the portfolio managers

The table below indicates, for the portfolio managers of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2021. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (000’s)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (000’s)
Chin Liu	Other Registered Investment Companies	2	$191,246	N/A	N/A
	Other Pooled Investment Vehicles	1	$17,454	N/A	N/A
	Other Accounts	0	$0	N/A	N/A
Campbell Brown	Other Registered Investment Companies	1	$100	N/A	N/A
	Other Pooled Investment Vehicles	1	$17,454	N/A	N/A
	Other Accounts	0	$0	N/A	N/A

Potential conflicts of interest

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi US does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the fund as well as one or more other accounts. Although Amundi US has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi US has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See “Compensation of Portfolio Manager” below.

•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi US believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Amundi US will place the order in a manner intended to result in as favorable a price as possible for such client.

•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Amundi US receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

•	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi US seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of portfolio managers

Amundi US has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Amundi US. The compensation program for all Amundi US portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi US seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi US. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

•	Quantitative investment performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury Bill Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager’s competitive universe.

•	Qualitative performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

•	Amundi US results and business line results. Amundi US’s financial performance, as well as the investment performance of its investment management group, affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/–) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds or collective investment trusts or other unregistered funds with similar investment objectives, strategies and policies.

Share ownership by portfolio managers

The following table indicates as of October 31, 2021 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

Name of Portfolio Manager	Beneficial Ownership of the Fund*
Chin Liu	E
Campbell Brown	C

*	Key to Dollar Ranges

A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	Over $1,000,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Pioneer ILS Interval Fund

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date January 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date January 3, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Fund Treasurer

Date January 3, 2022

* Print the name and title of each signing officer under his or her signature.